UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[  ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to §240.14a-12

PHYTOMEDICAL TECHNOLOGIES, INC.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____________________________________________

4)    Proposed maximum aggregate value of transaction:_________

5)    Total fee paid:_______________________________________

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing  for  which the  offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:______________________________

2)    Form, Schedule or Registration Statement No.:_____________

3)    Filing Party:________________________________________

4)    Date Filed:_________________________________________

PHYTOMEDICAL TECHNOLOGIES, INC.

Suite 216 – 1628 West 1st Ave.

Vancouver, B.C. V6J 1G1

Telephone: 800-611-3388

July 27, 2005

Dear Stockholders:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of PhytoMedical Technologies, Inc. The meeting will be held at 11:00 a.m., local time, on September 7, 2005, at Suite 216, 1628 West 1st Ave., Vancouver, B.C., V6J 1G1. Enclosed are the official notice of this meeting, a proxy statement, a form of proxy, the 2005 Incentive Stock Option Plan (Exhibit A) and the 2004 Annual Report on Form 10-KSB for the year ended December 31, 2004.

At this meeting you will be asked to elect directors to serve until the next annual meeting, ratify the selection of the Company's independent auditors for 2005, adopt the Company’s 2005 Incentive Stock Option Plan and to transact any other business as may properly come up before the meeting.

Please note that attendance at the Annual Meeting will be limited to stockholders of record at the close of business on
June 30, 2005, and to guests of the Company.

If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting.

If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time.

Stockholders who do not expect to attend the Annual Meeting in person may submit their ballot to the Management of the Company at Suite 216, 1628 West 1st Ave., Vancouver, B.C., V6J 1G1.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Harmel S. Rayat

Harmel S. Rayat

Director

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF PHYTOMEDICAL TECHNOLOGIES, INC. TO BE HELD SEPTEMBER 7, 2005

To the Stockholders of PhytoMedical Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders (the "Annual Meeting") of PhytoMedical Technologies, Inc., a Nevada corporation (the "Company"), will be held at Suite 216, 1628 West 1st Ave, Vancouver, B.C., on the 7th day of September, 2005, at 11:00 a.m. (local time) for the following purposes:

1.

To elect 3 directors to the Board of Directors to serve until the next Annual Meeting of  stockholders  or  until  their   respective successors are duly elected and have qualified;

2.

To ratify the appointment of Ernst and Young, LLP as the Company's independent auditor for the fiscal year ending December 31, 2005;

3.

To approve the adoption of the Company’s 2005 Incentive Stock Option Plan;

4.

To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

Pursuant to the Company's Bylaws (the "Bylaws"), the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof shall be the close of business on June 30, 2005. Only holders of record of the Company's Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed.

A copy of the Company's 2004 Annual Report to Stockholders, in the form of the 10-KSB filed with the Securities and Exchange Commission, which includes audited financial statements, has been included in this mailing to the Company's stockholders. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail or telefax the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Harmel S. Rayat

Harmel S. Rayat

Director

Vancouver, BC,

July 27, 2005

PHYTOMEDICAL TECHNOLOGIES, INC.

Suite 216 – 1628 West 1st Avenue

Vancouver, BC V6J 1G1

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 7, 2005

SOLICITATION AND REVOCABILITY OF PROXIES

The accompanying proxy is solicited by the Board of Directors on behalf of PhytoMedical Technologies, Inc., a Nevada corporation (the "Company"), to be voted at the 2005 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on September 7, 2005, at the time and place and for the purposes set forth in the accompanying Notice of Annual Stockholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted FOR the election of the nominees listed thereon, FOR the ratification of the independent auditor, FOR the adoption of the 2005 Incentive Stock Option Plan and in their discretion with respect to any other matters that may properly come before the stockholders at the Annual Meeting.

The executive offices of the Company are located at, and the mailing address of the Company is, Suite 216, 1628 West 1st Avenue, Vancouver, B.C., V6J 1G1.

Management does not anticipate that any matters will be presented at the Annual Meeting other than matters set forth in the Notice.

This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed on or about August 10, 2005. The Company's Annual Report on Form 10-KSB (the "2004 Annual Report"), which serves as the Annual Report to Stockholders, covering the Company's fiscal year ended December 31, 2004, is attached.

Any stockholder of the Company giving a proxy has the right to revoke their proxy at any time prior to the voting thereof by voting in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Harmel S. Rayat, Director, Suite 216, 1628 West 1st Avenue, Vancouver, B.C., V6J 1G1; no such written notice shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telefax, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, $0.00001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

The cost of preparing, printing, assembling, and mailing the 2004 Annual Report, the Notice, this Proxy Statement, the 2005 Incentive Stock Option Plan and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company.

QUORUM AND VOTING

The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on June 30, 2005 (the "Record Date"). On the Record Date, there were 169,091,165 shares of Common Stock issued and outstanding.

Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting, and neither the Company's Certificate of Incorporation (the "Certificate of Incorporation") nor its Bylaws allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes represented and entitled to vote at the Annual Meeting will be required for the approval of all other matters to be voted upon. Abstentions and broker non-votes will each be counted towards the presence of a quorum, but (i) will not be counted as votes cast and, accordingly, will have no effect on the plurality vote required for the election of directors, and (ii) will be counted as votes represented at the Annual Meeting and, accordingly, will have the effect of a vote "against" all other matters to be acted upon.

Proxies in the accompanying form which are properly executed and returned to the Company will be voted at the  Annual  Meeting  in accordance  with the instructions  contained  in such  proxies  and, at the  discretion  of the proxy holders, on such other matters as may properly come before the meeting. Where no such instructions are given, the shares will be voted for the election of each of the nominees for director, the ratification of Ernst and Young, LLP as the independent auditor and the adoption of the 2005 Incentive Stock Option Plan.

A stockholder that intends to present a proposal at the 2005 Annual Meeting of Stockholders for inclusion in the Company's proxy statement and form of proxy relating to such meeting must submit such proposal by August 21, 2005. The proposal must be mailed to the Company's offices at Suite 216, 1628 West 1st Avenue, Vancouver, B.C., V6J 1G1.

SUMMARY

PhytoMedical Technologies, Inc., together with its wholly owned subsidiaries, is an early stage research based biopharmaceutical company specializing in the discovery, development and eventual commercialization of innovative plant derived pharmaceutical and nutraceutical compounds targeting cachexia, obesity and diabetes.

Additionally, through a Cooperative Research and Development Agreement, PhytoMedical is working towards synthesizing the active components of several polyphenolic compounds found in cinnamon bark and characterizing their beneficial health effects in cell cultures systems, animals and ultimately humans.

An estimated 300 new drugs of world-wide importance, worth over $150 billion, still remain to be discovered amongst the 250,000 species of higher plants found on earth, of which less than 15% have been investigated for bioactive compounds. Presently, twenty of the best selling drugs come from natural sources and 25% of all prescription drugs contain active compounds originally derived from or patterned after compounds derived from plants.

The Company, a Nevada Corporation, has an authorized capital of 301,000,000 shares of which 300,000,000 shares are $0.00001 par value common stock, with 169,091,165 outstanding, and 1,000,000 shares are $0.25 par value preferred stock, of which none are outstanding.

The Company's 2004 Annual Report provides a review of our operations during the past year.

The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this Proxy Statement and the exhibit hereto.

THE MEETING

Date, Time and Place of the Annual Meeting

The Annual Meeting of PhytoMedical Technologies, Inc. is scheduled to be held on September 7, 2005, at 11:00 a.m. (local time) at Suite 216, 1628 West 1st Avenue, Vancouver, B.C., V6J 1G1.

Record Date

Only holders of record of shares of Common Stock at the close of business on June 30, 2005, are entitled to receive notice of and to vote at the Annual Meeting.

Vote Required

Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes cast with a quorum present at the Annual Meeting will be required for the approval of all other matters to be voted upon.

Accountants

Ernst and Young, LLP has been  selected  by the Company to act as its independent auditor for 2005.  It is not expected that the representatives of Ernst and Young, LLP will attend the Annual Meeting or be available to answer questions from the stockholders.

Recommendations

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 1"), VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST AND YOUNG, LLP AS THE COMPANY'S  INDEPENDENT  AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005 ("PROPOSAL  2") AND VOTE FOR THE ADOPTION OF THE 2005 INCENTIVE STOCK OPTION PLAN (“PROPOSAL 3”).

PROPOSAL NO. 1:

ELECTION OF BOARD MEMBERS

Nominees

The Company's Board of Directors is currently comprised of three directors. Each of the nominees is presently a director of the Company. If so directed in the enclosed proxy, the persons named in such proxy will vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until next annual meeting of the stockholders or until their respective successors shall have been duly elected and shall have qualified.

Information Concerning Nominees

Name

Age

Position

Director/Officer Since

Indy S. Panchi

40

President and CEO

September 2003

Derek J. Cooper

27

Treasurer, Secretary  & Director

September 2003

Harmel S. Rayat

44

Director

December 2000

The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. No nominee is related by blood, marriage, or adoption to another nominee or to any executive officer of the Company or its subsidiaries or affiliates.

Assuming the presence of a quorum, each of the nominees for director of the Company requires for his election the approval of a plurality of the votes cast by the shares of Common Stock entitled to vote at the Annual Meeting.

The Board of Directors regard all of the individuals being nominated to the Board as extremely competent professionals with many years of experience in different fields of endeavor, including sales and marketing, management, healthcare, and corporate finance and development. The Board feels that this collective base of experience and knowledge is crucial in the overall development of the Company's business.

Information Concerning Current Officers and Directors

The following narrative describes the positions held by the Company's current officers and directors.  During 2004, each board member attended at least 75% of the board meetings that were held while they were in office.

INDY S. PANCHI (Age 40).  CEO, President, Director.  Mr. Indy S. Panchi, received his Bachelor’s degree in Business and Finance from Manchester University in June 1990 and acquired a Post Graduate Diploma in Management Studies from the University of Central England two years later (June, 1992).  In October 1992, he joined the Executive Agency of the Department of Trade and Industry’s British Insolvency Service.   In February 1998, Mr. Panchi was awarded an Executive Officer position with the British Foreign Office’s, Trade Partners UK (formerly, British Trade International).  From June 2000 thru April 2001, Mr. Panchi was self-employed as a business consultant, offering business development and market analysis consulting services to private companies, public corporations and start-up ventures.  In April 2001, Mr. Panchi accepted a position with Kanester Johal, a firm affiliated with Kingston Sorel International. Since July 2002, Mr. Indy Panchi has been working for BDO Dunwoody Ltd, the world’s fifth largest multinational accounting, insolvency and consulting organization. Mr. Panchi joined the Company as a Director and its President and Chief Executive Officer on September 22, 2003.

DEREK J. COOPER (Age 27).  Secretary, Treasurer, Director.  Mr. Derek J. Cooper earned his Bachelor of Science degree in Physics at the University of British Columbia in May 2001, specializing in solid state and optics, and initiated further studies in Geological Engineering in September, the same year.  From April 2002 through January 2003, Mr. Cooper tenured at the diversified mining and metals giant Teck-Cominco, where he co-designed and commissioned a hydrometallurgy extraction process for molybdenum.  Subsequently, from January 2003 thru September 2003, Mr. Derek Cooper joined Syncrude Canada Ltd., the world’s largest producer of crude oil from oil sands and the largest single source producer in Canada.  While continuing to pursue his Applied Sciences degree in Geological Engineering, from June 2004 thru September 2004, Mr. Cooper successfully completed a near-term engineering-exploration contract with Stealth Minerals Ltd., a publicly traded precious metals exploration company.  From September 2004 thru April 2005, Mr. Derek Cooper continues to further his applied sciences (engineering) studies. Since June 2005, Mr. Cooper has joined Elk Valley Coal, the world’s second largest producer of  metallurgical coal, as a Drill and Blast Engineer.  Mr. Cooper joined the Company as Secretary, Treasurer and Director on September 22, 2003.

HARMEL S. RAYAT, (Age 45). Director. Mr. Rayat has been in the venture capital industry since 1981. Between January 1993 and April 2001, Mr. Rayat served as the president of Hartford Capital Corporation, a company that provides financial consulting services to emerging growth corporations. From April 2001 through January 2002, Mr. Rayat acted as an independent consultant advising small corporations. Since January 2002, Mr. Rayat has been president of Montgomery Asset Management Corporation, a privately held firm providing financial consulting services to emerging growth corporations. Mr. Rayat is also a Director of Entheos Technologies, Inc., HepaLife Technologies, Inc. and eDeal.net, Inc. Mr. Rayat has served as a Director of the Company since December 4, 2000.

On October 23, 2003, Mr. Harmel S. Rayat, EquityAlert.com, Inc., Innotech Corporation and Mr. Bhupinder S. Mann, a part-time employee of the Company, collectively the respondents, consented to a cease-and-desist order pursuant to Section 8A of the Securities Act of 1933. Without admitting or denying the findings of the Securities and Exchange Commission related to the public relation and stock advertising activities of EquityAlert.com, Inc. and Innotech Corporation, the respondents agreed to cease and desist from committing or causing any violations and any future violations of Section 5(a) and 5(c) of the Securities Act of 1933.  EquityAlert.com, Inc. and Innotech Corporation agreed to pay disgorgement and prejudgment interest of $31,555.14. On August 8, 2000, Mr. Harmel S. Rayat and EquityAlert.com, Inc., without admitting or denying the allegations of the Securities and Exchange Commission that EquityAlert.com, Inc did not disclose certain compensation received by it in connection with stock advertisements and promotions, consented to the entry of a permanent injunction enjoining them from violating Section 17(b) of the Securities Act of 1933; in addition, each agreed to pay a civil penalty of $20,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("the Commission"). Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to Section 16(a). Other than Mr. Harmel S. Rayat, the Company is not aware of any beneficial owner of more than 10 percent of its registered Common Stock for purposes of Section 16(a).

Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during fiscal 2004 all filing requirements applicable to its directors and executive officers were satisfied.

Director Compensation

Directors of the Company are a paid a stipend of $250 per month, plus $100 for each Directors’ meeting attended. The President of the Company, who is also a Director, receives a monthly stipend of $350, plus $100 for each Directors’ meeting attended. All Directors are reimbursed for any out-of-pocket meeting expenses.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

PROPOSAL NO. 2:

THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG, LLP.

AS THE COMPANY’S INDEPENDENT AUDITOR

The Board of Directors has selected Ernst and Young, LLP as independent auditors for the Company for the fiscal year ending December 31, 2005, subject to ratification of the selection by shareholders.  Ernst and Young, LLP has served as independent public accountants for the Company since May 5, 2005, prior to which the firm of Moore Stephens Ellis Foster Ltd., (which merged with Ernst and Young, LLP on May 5, 2005) served as the Company's independent public accountants from January 12, 2004.

To the knowledge of the Company, at no time has Ernst and Young, LLP had any direct or indirect financial interest in or any connection with the Company or any of its subsidiaries other than in connection with services rendered to the Company as described below.

It is not expected that the representatives of Ernst and Young, LLP or any other auditors will attend the Annual Meeting.  Ernst and Young, LLP has not indicated their desire to make a statement.  They will respond to written questions submitted to the Company.

During and for the year ended December 31, 2004, Moore Stephens Ellis Foster Ltd. provided the following audit, audit-related and other professional services for the Company.  The services were as follows:

-

the audit of the annual financial statements included in the Company’s Form 10-KSB;

-

Consultation in connection with various tax and accounting matters; and

-

Certain other professional services.

The cost of providing these services during and for the year ended December 31, 2004, by specified categories, were as follows:

Audit Fees:  $7,686  These fees covered the audit of the Company’s annual financial statements.

Financial Information Systems Design and Implementation Fees:    None

All Other Fees:  $0  These fees covered services principally involving internal audit support and income tax consulting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST AND YOUNG, LLP  AS THE COMPANY'S INDEPENDENT AUDITOR.

PROPOSAL NO. 3:

THE ADOPTION OF THE COMPANY'S 2005 INCENTIVE STOCK OPTION PLAN
AND RESERVE 15,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

The Board of  Directors  views  the  issuance  of stock  options  to officers, directors, consultants, advisors  and  employees  as  necessary  in order to attract and maintain the services of  individuals  essential  to the  Company's  long-term  success.  The purpose  of the  Plan  is to  encourage  and  enable  the  officers, directors, consultants, advisors  and  employees  of the Company and its  affiliates,  upon whose  judgment,  initiative  and efforts the  Company  largely  depends for the successful  conduct of its business,  to acquire a  proprietary  interest in the Company.  It is  anticipated  that providing such persons with a direct stake in the Company's  welfare will assure a closer  identification  of their  interests with those of the Company,  thereby  stimulating  their efforts on the Company's behalf and strengthening  their desire to remain with the Company. A copy of the Company's  2005  Incentive Stock  Option  Plan (the  "Plan") is  included  with this Proxy Statement as Exhibit A.

The Plan will be  administered  by the Board of  Directors  and is  designed  to provide the Board of  Directors  with  flexibility  in the type of  compensation awards that can be issued.  The Plan allows for the Board of  Directors to issue stock  options,  restricted  share  awards,  performance  share awards and share appreciation  rights,  to select the persons to whom  awards may be granted,  to determine the terms of each award,  to interpret the  provisions of the Plan and to make all other  determinations  necessary or advisable for the administration of the Plan. Please refer to Exhibit A for additional details.

The reservation of 15,000,000 shares for issuance under the plan is expected to provide the Board of Directors  with enough shares to adequately  administer the Plan for a number of years. By issuing a large enough number of shares to extend over  several  years,  the Company  will save time and money by not having to go through the process of creating a new plan every year.  The benefits or amounts, if any, that will be received by the  executives  and directors  under this Plan have not been determined at this time.

THE BOARD OF DIRECTORS  RECOMMENDS A VOTE FOR THE ADOPTION OF THE COMPANY'S 2005 INCENTIVE STOCK  OPTION PLAN AND  RESERVATION  OF  15,000,000  SHARES OF COMMON  STOCK FOR ISSUANCE THEREUNDER.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 30, 2005, the beneficial ownership of the Company's Common Stock by each director and executive officer of the Company and each person known by the Company to beneficially own more than 5% of the Company's Common Stock outstanding as of such date and the executive officers and directors of the Company as a group.

Number of Shares

Person or Group

of Common Stock

Percent

Harmel S. Rayat (1)

  129,361,471

77%

216-1628 West First Avenue

Vancouver, B.C. V6J 1G1 Canada

Indy Panchi

                    0

0%

216-1628 West First Avenue

Vancouver, B.C.  V6J 1G1 Canada

Derek Cooper

           10,000

0%

216-1628 West First Avenue

Vancouver, B.C.  V6J 1G1 Canada

Directors and Executive Officers

  129,371,471

77%

as a group (3 persons)

(1) Includes 31,300 shares held by Tajinder Chohan, Mr. Rayat's wife. Additionally, other members of Mr. Rayat's family hold 21,559,871 common shares and 14,285,714 share purchase warrants. Mr. Rayat disclaims beneficial ownership of the shares and share purchase warrants beneficially owned by his wife and other family members.

Voting Intentions of Certain Beneficial Owners and Management

The Company's directors and officers have advised that they will vote the 129,371,471 shares owned or controlled by them FOR each of the Proposals in this Proxy Statement.  These shares represented 77% of the outstanding Common Stock of the Company as of June 30, 2005.

Remuneration and Executive Compensation

The following table shows, for the three-year period ended December 31, 2004, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for such year, to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers. Except as set forth on the following table, no executive officer of the Company had a total annual salary and bonus for 2004 that exceeded $100,000.

Summary Compensation Table

Securities

Underlying

Name and

Options

All Other

Principal Position               Year

Salary

Bonus

Other

Granted

Compensation

Harmel S. Rayat (1)

2004

 $0

$0

$3,500

0

$0

Chairman, Director

2003

 $27,000

$0

$0

0

$0

2002

 $144,000

$0

$0

0

$0

Indy Panchi

2004

 $0

$0

$4,700

0

$0

CEO, President,

2003

 $0

$0

$1,150

0

$0

Director

2002

 $0

$0

$0

0

$0

Derek Cooper,

2004

 $0

$0

$3,500

0

$0

Secretary, Treasurer,

2003

 $0

$0

$850

0

$0

Director

2002

 $0

$0

$0

0

$0

(1) During 2003, the Company incurred $29,000 (2002 - $144,000) in management and consulting fees to directors, of which $27,000 was to a director and a major stockholder. Of the amount incurred in 2002, $108,000 was converted to 15,428,571 common stock of the Company at $0.007 per share on September 20, 2002, being the fair market price of the shares. As at December 31, 2003, $63,000 (2002 - $36,000) is included in Accounts Payable-Related Party.

Stock Option Grants in Last Fiscal Year

Shown below is further information regarding employee stock options awarded during 2004 to the named officers and directors:

Number of

% of Total

Securities

Options Granted

Underlying

to Employees

   Exercise

  Expiration

Name

Options

in 2004

   Price ($/sh)

  Date

Harmel Rayat

0

0

n/a

n/a

Indy Panchi

0

0

n/a

n/a

Derek Cooper

0

0

n/a

n/a

Aggregated Option Exercises during Last Fiscal Year and Year End Option Values

The following table shows certain information about unexercised options at year-end with respect to the named officers and directors:

Common Shares Underlying Unexercised         Value of Unexercised In-the-money

Options on December 31, 2004

Options on December 31, 2004

Name

    Exercisable

    Unexercisable

       Exercisable

      Unexercisable

Harmel Rayat

0

0

0

0

Indy Panchi

0

0

0

0

Derek Cooper

0

0

0

0

Related Transactions

Management, Consulting Fees and Stockholder Advances

In 2004, the Company incurred $11,700 (2003 - $29,000) in management and consulting fees to directors, of which $3,500 was to a director and major stockholder.  Included in accounts payable – related parties as at December 31, 2004 is management and consulting fees of $4,000 incurred in 2004 and $63,000 incurred in previous years.

Advances from stockholder – related party at December 31, 2004 is represented by $1,000 advanced by a director and majority stockholder to help pay for operating expenses. The advance is unsecured, and non-interest bearing.  Imputed interest on the advance has not been included in the financial statements because the amount is immaterial.

Notes payable

At a Board of Directors meeting held on September 10, 2004, the Company’s Board of Directors agreed to accept a loan of up to $1,000,000 from the same director and major stockholder in Note 3(a).  Proceeds from the loan, which will be drawn down on a “as needed basis”, will be used to fund the Company’s research and development commitment, management fees, staff salaries, investor and public relations costs, legal and audit costs, and other ongoing working capital requirements.

On September 13, 2004, the Company drew down $250,000 from the loan commitment and issued an unsecured promissory note bearing interest at a rate of 7.50% per annum, due on September 13, 2005.

On December 31, 2004, the Company drew down an additional $250,000 from the loan commitment and issued an unsecured promissory note bearing interest at a rate of 8.25% per annum, due on December 31, 2005.

Accrued interest expense on the promissory notes of $4,688 for 2004 is included in accounts payable – related parties at December 31, 2004.

In December 2004, the same director and major stockholder of the Company paid $323,776 in investor relation fees on behalf of the Company.  For reimbursement, the Company issued an unsecured promissory note bearing interest at a rate of 8.50% per annum and due on September 1, 2006.

Common Stock and Warrants

Of the total warrants outstanding as at December 31, 2004 (see Note 4), 7,000,000 warrants are held by the Company’s director and majority stockholder, and 14,285,714 are held by companies controlled by unaffiliated family members of the same director and majority stockholder of the Company.

Rent

The Company’s principal office is located at 1628 West First Avenue, Suite 216, Vancouver, British Columbia, Canada.  These premises are owned by a private corporation controlled by a director and majority stockholder. At present, the Company pays no rent. The fair value of the rent has not been included in the financial statements because the amount is immaterial.

Employment Contracts

The Company does not have any employment contracts with any of its officers or employees.

COPIES OF FORM 10-KSB

The Company hereby undertakes to provide without charge to each person, including any beneficial owner, to whom a copy of this Proxy Statement has been delivered, on the written request of any such person, a copy of the Company's most recent Form 10-KSB. Written requests for such copies should be directed to Harmel S. Rayat, a Director of the Company, at Suite 216, 1628 West 1st Avenue, Vancouver, B.C., V6J 1G1.

PHYTOMEDICAL TECHNOLOGIES, INC.

216 – 1628 West 1st Avenue

Vancouver, B.C.  V6J 1G1

PROXY FOR 2005 ANNUAL MEETING OF STOCKHOLDERS

This proxy is solicited on behalf of the Board of Directors of PhytoMedical Technologies, Inc.

The undersigned, a stockholder of PhytoMedical Technologies, Inc. (the “Company”) hereby constitutes and appoints each of Mr. Derek Cooper and Mr. Indy Panchi the attorney, agent and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of shares of the Common Stock of the Company standing in name of the undersigned or in respect of which the undersigned is entitled to vote, with all powers of the undersigned would process if personally present at such meeting upon the following matters, and otherwise in his discretion:

FOR       AGAINST    ABSTENTION

ITEM 1.

To elect directors to serve until the next annual

meeting of stockholders or until their successors

are elected and have qualified.

Mr. Derek Cooper

[       ]          [      ]

[       ]

Mr. Indy Panchi

[       ]          [      ]

[       ]

Mr. Harmel S. Rayat

[       ]          [      ]

[       ]

ITEM 2.

To ratify the appointment of Ernst and Young, LLP

[       ]          [      ]

[       ]

for the fiscal year ending December 31, 2005

ITEM 3.

Adoption of 2005 Incentive Stock Option Plan

[       ]          [      ]

[       ]

ITEM 4.

To transact any such other business as may

[       ]          [      ]

[       ]

properly come before the meeting or an

adjournment (s) therefore.

If no direction is indicated, this proxy will be voted in the discretion of the proxy holder. Please date, sign and print your name on this proxy exactly as your name appears on your stock certificate and return immediately to the address printed above.

DATED:_______________________________

SIGNATURE:_____________________________

NO. OF SHARES:_______________________

PRINT NAME:____________________________

Exhibit A

PhytoMedical Technologies, Inc.

2005 Incentive Stock Option Plan

1.

Objectives. The PhytoMedical Technologies, Inc. 2005 Incentive Stock Plan (the "Plan") is designed to retain officers, directors, consultants, advisors and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

2.

Definitions.

(a)

“Board” - The Board of Directors of the Company.

(b)

“Nevada Securities Rules” – Chapter 90 of Title 7 of the corporate securities rules of the state of Nevada.

(c)

“Code” - The Internal Revenue Code of 1986, as amended from time to time.

(d)

“Committee” - The Executive Compensation Committee of the Company’s Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 (“Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(e)

“Company” – PhytoMedical Technologies, Inc. and its subsidiaries including subsidiaries of subsidiaries.

(f)

“Exchange Act” - The Securities Exchange Act of 1934, as amended from time to time.

(g)

“Fair Market Value” - The fair market value of the Company’s issued and outstanding Stock as determined in good faith by the Board or Committee.

(h)

“Grant” - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(i)

“Grant Agreement” - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(j)

“Option” - Either an Incentive Stock Option, in accordance with Section 422 of Code, or a Nonstatutory Option, to purchase the Company’s Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an “Optionee.”

(k)

“Participant” - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(l)

“Restricted Stock Purchase Offer” - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

(m)

“Securities Act” - The Securities Act of 1933, as amended from time to time.

(n)

“Stock” - Authorized and issued or unissued shares of common stock of the Company.

(o)

“Stock Award” - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

3.

Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan’s administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

4.

Eligibility.

(a)

General:  The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

(b)

Incentive Stock Options:  Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director’s fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

(c)

Nonstatutory Option:  The provisions of the foregoing Section 4(b) shall not apply to any Option designated as a “Nonstatutory Option” or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

(d)

Stock Awards and Restricted Stock Purchase Offers:  The provisions of this Section 4 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

5.

Stock.

(a)

Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(b)

Number of Shares:  Subject to adjustment as provided in Section 6(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed 15,000,000. If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(c)

Reservation of Shares:  The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d)

Application of Funds.  The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

(e)

No Obligation to Exercise.  The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

6.

Terms and Conditions of Options. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit “A” and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibits “B-1,” “B-2" and “B-3,” respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)

Number of Shares: Each Option shall state the number of shares to which it pertains.

(b)

Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

(i)

Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company (“Ten Percent Holder”) shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

(ii)

Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.

For the purposes of this Section 6(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

(c)

Medium and Time of Payment:  The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company’s outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

(i)

in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

(ii)

through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee’s delivery of a promissory note in form and substance satisfactory to the Company and permissible under the securities rules of the State of Nevada and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the Nevada corporations law as may be acceptable to the Board.

(d)

Term and Exercise of Options:  Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years, and no less than twenty percent (20%) of the shares covered thereby shall become exercisable annually. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(e)

Termination of Status as Employee, Consultant or Director:  If Optionee’s status as an employee shall terminate for any reason other than Optionee’s disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee’s Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of “termination for cause” as that term is defined by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days (except that in the case of “termination for cause” or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

(f)

Disability of Optionee:  If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 6(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

(g)

Death of Optionee:  If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee’s Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee’s death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee’s death and not previously exercised by the Optionee.

(h)

Nontransferability of Option:  No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(i)

Recapitalization:  Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration” by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 6(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(j)

Rights as a Shareholder:  An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 6(i) hereof.

(k)

Modification, Acceleration, Extension, and Renewal of Options:  Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and the Nevada securities rules. Notwithstanding the provisions of this Section 6(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l)

Exercise Before Exercise Date:  At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee’s employment as contemplated by Section 6(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(m)

Other Provisions:  The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, the Nevada securities rules,  Nevada corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

(n)

Repurchase Agreement:  The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion (“Repurchase Agreement”), (i) restricting the Optionee’s right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee’s employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to (A) the fair value of such shares as of such date of termination, or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under the Nevada securities rules; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

7.

Stock Awards and Restricted Stock Purchase Offers.

(a)

Types of Grants.

(i)

Stock Award.  All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation. All Stock Awards will be made pursuant to the execution of a Stock Award Agreement substantially in the form attached hereto as Exhibit “C”.

(ii)

Restricted Stock Purchase Offer.  A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant’s continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan. All Restricted Stock Purchase Offers shall be made pursuant to a Restricted Stock Purchase Offer substantially in the form attached hereto as Exhibit “D”.

(b)

Conditions and Restrictions.  Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as “Restricted Stock”. Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 7(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

(c)

Cancellation and Rescission of Grants.  Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

(i)

A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant’s position and responsibilities while employed by the Company, the Participant’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than 10 percent equity interest in the organization or business.

(ii)

A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company’s business, any confidential information or material, as defined in the Company’s Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

(iii)

A Participant, pursuant to the Company’s Proprietary Information and Invention Agreement, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

(iv)

Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 7(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery. Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

(d)

Nonassignability.

(i)

Except pursuant to Section 7(e)(iii) and except as set forth in Section 7(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

(ii)

Where a Participant terminates employment and retains a Grant pursuant to Section 7(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a “blind” trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

(e)

Termination of Employment.  If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 7(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

(i)

Retirement Under a Company Retirement Plan.  When a Participant’s employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

(ii)

Rights in the Best Interests of the Company.  When a Participant resigns from the Company and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 10 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant’s Grants are not in the Company’s best interest.

(iii)

Death or Disability of a Participant.

(1)

In the event of a Participant’s death, the Participant’s estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement within which to receive or exercise any outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2)

In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(3)

After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant’s estate, beneficiaries or representative -- notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4)

In the event of uncertainty as to interpretation of or controversies concerning this Section 7, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

8.

Investment Intent.  All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

9.

Amendment, Modification, Suspension or Discontinuance of the Plan.  The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

10.

Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

11.

Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

12.

Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

13.

Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

14.

Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Nevada and construed accordingly.

15.

Effective and Termination Dates. The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 9.

The foregoing 2005 Incentive Stock Plan was duly adopted and approved by the Board of Directors on July 25, 2005 and approved by the shareholders of the Corporation ______, 2005.

/s/ Derek Cooper

Treasurer, Secretary

EXHIBIT A

PhytoMedical Technologies, Inc.

INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT (“Agreement”) is made and entered into as of the date set forth below, by and between PhytoMedical Technologies, Inc.., a Nevada corporation (the “Company”), and the employee of the Company named in Section 1(b). (“Optionee”):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.

Option Information.

(a)

Date of Option:

(b)

Optionee:

(c)

Number of Shares:

(d)

Exercise Price:

2.

Acknowledgements.

(a)

Optionee is an employee of the Company.

(b)

The Board of Directors (the “Board” which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2005 Incentive Stock Plan (the “Plan”), pursuant to which this Option is being granted.

(c)

The Board has authorized the granting to Optionee of an incentive stock option (“Option”) as defined in Section 422 of the Internal Revenue Code of 1986, as amended, (the “Code”) to purchase shares of common stock of the Company (“Stock”) upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Rule 701 thereunder.

3.

 Shares; Price.  The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the “Shares”) for cash (or other consideration as is authorized under the Plan and acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the “Exercise Price”), such price being not less than the fair market value per share of the Shares covered by this Option as of the date hereof (unless Optionee is the owner of Stock possessing ten percent or more of the total voting power or value of all outstanding Stock of the Company, in which case the Exercise Price shall be no less than 110% of the fair market value of such Stock).

4.

Term of Option; Continuation of Employment.  This Option shall expire, and all rights hereunder to purchase the Shares shall terminate 10 from the date hereof. This Option shall earlier terminate subject to Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee’s employment if such termination occurs prior to the end of such 10 year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5.

Vesting of Option.  Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee’s employment in five equal annual installments of twenty percent (20%) of the Shares covered by this Option, the first installment to be exercisable on the first anniversary of the date of this Option, with an additional twenty percent (20%) of such Shares becoming exercisable on each of the four (4) successive anniversary dates. The installments shall be cumulative (i.e., this option may be exercised, as to any or all Shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this option).

6.

Exercise.  This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7.

Termination of Employment.  If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right at any time within three (3) months following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however: (i) if Optionee is permanently disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the foregoing three (3) month period shall be extended to six (6) months; or (ii) if Optionee is terminated “for cause” as that term is defined by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8.

Death of Optionee.  If the Optionee shall die while in the employ of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time within six (6) months after the date of Optionee’s death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9.

No Rights as Shareholder.  Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10.

Recapitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company”.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11.

Additional Consideration.  Should the Internal Revenue Service determine that the Exercise Price established by the Board as the fair market value per Share is less than the fair market value per Share as of the date of Option grant, Optionee hereby agrees to tender such additional consideration, or agrees to tender upon exercise of all or a portion of this Option, such fair market value per Share as is determined by the Internal Revenue Service.

12.

 Modification, Extension and Renewal of Options.  The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, and Section 422 of the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

13.

Investment Intent; Restrictions on Transfer.

(a)

Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b)

Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c)

Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN INCENTIVE STOCK OPTION AGREEMENT DATED ____________, 2005, BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

14.

Effects of Early Disposition.  Optionee understands that if an Optionee disposes of shares acquired hereunder within two (2) years after the date of this Option or within one (1) year after the date of issuance of such shares to Optionee, such Optionee will be treated for income tax purposes as having received ordinary income at the time of such disposition of an amount generally measured by the difference between the purchase price and the fair market value of such stock on the date of exercise, subject to adjustment for any tax previously paid, in addition to any tax on the difference between the sales price and Optionee’s adjusted cost basis in such shares. The foregoing amount may be measured differently if Optionee is an officer, director or ten percent holder of the Company. Optionee agrees to notify the Company within ten (10) working days of any such disposition.

15.

Stand-off Agreement.  Optionee agrees that in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

16.

Restriction Upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a)

Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a “Repurchase Event” shall mean an occurrence of one of (i) termination of Optionee’s employment by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee’s spouse pursuant thereto (in which case this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b)

Repurchase Right on Termination for Cause.  In the event Optionee’s employment is terminated by the Company “for cause”, then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c)

Exercise of Repurchase Right.  Any Repurchase Right under Paragraphs 16(a) or 16(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in Nevada corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 16.

(d)

Right of First Refusal.  In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)

Acceptance of Restrictions.  Acceptance of the Shares shall constitute the Optionee’s agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)

Permitted Transfers.  Notwithstanding any provisions in this Section 16 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 16(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g)

Release of Restrictions on Shares.  All other restrictions under this Section 16 shall terminate five (5) years following the date of this Agreement, or when the Company’s securities are publicly traded, whichever occurs earlier.

17.

Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided to the Company by Optionee for his or her employee records.

18.

Agreement Subject to Plan; Applicable Law.  This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

PhytoMedical Technologies, Inc.

By: ________________________________

____________________________________

Optionee

(one of the following, as appropriate, shall be signed)

I certify that as of the date

By his or her signature, the

hereof I am unmarried

spouse of Optionee hereby agrees

to be bound by the provisions of

the foregoing INCENTIVE STOCK

OPTION AGREEMENT

_____________________________

________________________________

Optionee

Spouse of Optionee

Appendix A

NOTICE OF EXERCISE

PhytoMedical Technologies, Inc.

Suite 216 1628 West 1st Avenue

Vancouver, BC

V6J 1G1

Re:

Incentive Stock Option

Notice is hereby given pursuant to Section 6 of my Incentive Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Incentive Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws. Further, I understand that the exemption from taxable income at the time of exercise is dependent upon my holding such stock for a period of at least one year from the date of exercise and two years from the date of grant of the Option.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company’s 2005 Incentive Stock Plan.

      _________________________________

(signature)

_________________________________

(Name of Optionee)

EXHIBIT B-1

PhytoMedical Technologies, Inc.

NONSTATUTORY STOCK OPTION AGREEMENT

THIS NONSTATUTORY STOCK OPTION AGREEMENT (“Agreement”) is made and entered into as of the date set forth below, by and between PhytoMedical Technologies, Inc., a Nevada corporation (the “Company”), and the following employee of the Company (“Optionee”):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.

Option Information.

(a)

Date of Option:

(b)

Optionee:

(c)

Number of Shares:

(d)

Exercise Price:

2.

Acknowledgements.

(a)

Optionee is an employee of the Company.

(b)

The Board of Directors (the “Board” which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2005 Incentive Stock Plan (the “Plan”), pursuant to which this Option is being granted; and

(c)

The Board has authorized the granting to Optionee of a nonstatutory stock option (“Option”) to purchase shares of common stock of the Company (“Stock”) upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Rule 701 thereunder.

3.

Shares; Price.

Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the “Shares”) for cash (or other consideration as is authorized under the Plan and acceptable to the Board of Directors of the Company, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the “Exercise Price”), such price being not less than [e.g., 85%] of the fair market value per share of the Shares covered by this Option as of the date hereof.

4.

Term of Option; Continuation of Service.  This Option shall expire, and all rights hereunder to purchase the Shares shall terminate 10 years from the date hereof. This Option shall earlier terminate subject o Sections 7 and 8 hereof upon, and as of the date of, the termination of Optionee’s employment if such termination occurs prior to the end of such 10 year period. Nothing contained herein shall confer upon Optionee the right to the continuation of his or her employment by the Company or to interfere with the right of the Company to terminate such employment or to increase or decrease the compensation of Optionee from the rate in existence at the date hereof.

5.

Vesting of Option.  Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term of Optionee’s employment in five equal annual installments of twenty percent (20%) of the Shares covered by this Option, the first installment to be exercisable on the first anniversary of the date of this Option, with an additional twenty percent (20%) of such Shares becoming exercisable on each of the four (4) successive anniversary dates. The installments shall be cumulative (i.e., this option may be exercised, as to any or all shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this option).

6.

Exercise.  This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime, except as provided in Section 8 hereof.

7.

Termination of Employment.  If Optionee shall cease to be employed by the Company for any reason, whether voluntarily or involuntarily, other than by his or her death, Optionee (or if the Optionee shall die after such termination, but prior to such exercise date, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right at any time within three (3) months following such termination of employment or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date of termination of employment and had not previously been exercised; provided, however: (i) if Optionee is permanently disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the foregoing three (3) month period shall be extended to six (6) months; or (ii) if Optionee is terminated “for cause” as that term is defined by the terms of the Plan or this Option Agreement or by any employment agreement between the Optionee and the Company, this Option shall automatically terminate as to all Shares covered by this Option not exercised prior to termination.

Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8.

Death of Optionee.  If the Optionee shall die while in the employ of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time within six (6) months after the date of Optionee’s death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9.

No Rights as Shareholder.  Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10.

Recapitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company”.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Section 5; provided, however, that such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11.

Taxation upon Exercise of Option.  Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12.

Modification, Extension and Renewal of Options.  The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code and the corporate securities rules of Nevada. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

13.

Investment Intent; Restrictions on Transfer.

(a)

Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b)

Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information

(c)

Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ____________, 2005, BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

14.

Stand-off Agreement.  Optionee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering.

15.

 Restriction Upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a)

Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a “Repurchase Event” shall mean an occurrence of one of (i) termination of Optionee’s employment by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee’s spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b)

Repurchase Right on Termination for Cause. In the event Optionee’s employment is terminated by the Company “for cause”, then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c)

Exercise of Repurchase Right. Any Repurchase Right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Nevada corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

(d)

Right of First Refusal. In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)

Acceptance of Restrictions. Acceptance of the Shares shall constitute the Optionee’s agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)

Permitted Transfers. Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g)

Release of Restrictions on Shares. All other restrictions under this Section 15 shall terminate five (5) years following the date of this Agreement, or when the Company’s securities are publicly traded, whichever occurs earlier.

16.

Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for his or her employee records.

17.

Agreement Subject to Plan; Applicable Law.  This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

PhytoMedical Technologies, Inc.

By: ________________________________

____________________________________

Optionee

(one of the following, as appropriate, shall be signed)

I certify that as of the date

By his or her signature, the

hereof I am unmarried

spouse of Optionee hereby agrees

to be bound by the provisions of

the foregoing NONSTATUTORY STOCK

OPTION AGREEMENT

____________________________

________________________________

Optionee

Spouse of Optionee

Appendix A

NOTICE OF EXERCISE

PhytoMedical Technologies, Inc.

Suite 216 1628 West 1st Avenue

Vancouver, BC

V6J 1G1

Re:

Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

Further, I understand that, as a result of this exercise of rights, I will recognize income in an amount equal to the amount by which the fair market value of the Shares exceeds the exercise price. I agree to report such income in accordance with then applicable law and to cooperate with Company in establishing the withholding and corresponding deduction to the Company for its income tax purposes.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company’s 2005 Incentive Stock Plan.

_______________________________

(signature)

_______________________________

(name of Optionee)

EXHIBIT B-2

PhytoMedical Technologies, Inc.

NONSTATUTORY STOCK OPTION AGREEMENT

THIS NONSTATUTORY STOCK OPTION AGREEMENT (“Agreement”) is made and entered into as of the date set forth below, by and between PhytoMedical Technologies, Inc., a Nevada corporation (the “Company”), and the following Director of the Company (“Optionee”):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.

Option Information.

(a)

Date of Option:

(b)

Optionee:

(c)

Number of Shares:

(d)

Exercise Price:

2.

Acknowledgements.

(a)

Optionee is a director of the Company.

(b)

The Board of Directors (the “Board” which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2005 Incentive Stock Plan (the “Plan”), pursuant to which this Option is being granted; and

(c)

The Board has authorized the granting to Optionee of a nonstatutory stock option (“Option”) to purchase shares of common stock of the Company (“Stock”) upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Rule 701 thereunder.

3.

Shares; Price.  The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the “Shares”) for cash (or other consideration as is authorized under the Plan and acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the “Exercise Price”), such price being not less than [e.g., 85%] of the fair market value per share of the Shares covered by this Option as of the date hereof.

4.

Term of Option; Continuation of Service.  This Option shall expire, and all rights hereunder to purchase the Shares shall terminate 10 years from the date hereof. Nothing contained herein shall be construed to interfere in any way with the right of the Company or its shareholders to remove or not elect Optionee as a Director of the Company, or to increase or decrease the compensation of Directors from the rate in effect at the date hereof.

5.

Vesting of Option.  Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the term that Optionee serves as a Director of the Company in three (3) equal annual installments of thirty-three and one-third percent (33 1/3%) of the Shares covered by this Option, the first installment to be exercisable on the first anniversary of the date of this Option, with an additional thirty-three and one-third percent (33 1/3%) of such Shares becoming exercisable on each of the two (2) successive anniversary dates. The installments shall be cumulative (i.e., this option may be exercised, as to any or all shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this Option).

6.

Exercise.  This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime.

7.

Termination of Service.  If Optionee shall cease to serve as a Director of the Company for any reason, no further installments shall vest pursuant to Section 5, and the maximum number of Shares that Optionee may purchase pursuant hereto shall be limited to the number of Shares that were vested as of the date Optionee ceases to be a Director (to the nearest whole Share). Thereupon, Optionee shall have the right to exercise this Option, at any time during the remaining term hereof, to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceases to be a Director; provided, however, if Optionee is removed as a Director pursuant to the Nevada corporation law, the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be a Director as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8.

Death of Optionee.  If the Optionee shall die while a Director of the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time within six (6) months after the date of Optionee’s death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9.

No Rights as Shareholder.  Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of issuance of the Shares following exercise of this Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 7 hereof.

10

Recapitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company”.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board; provided, however, if Optionee shall be a Director at the time such Reorganization is approved by the stockholders, Optionee shall have the right to exercise this Option as to all or any part of the Shares, without regard to the installment provisions of Section 5, for a period beginning 30 days prior to the consummation of such Reorganization and ending as of the Reorganization or the expiration of this Option, whichever is earlier, subject to the consummation of the Reorganization. In any event, the Company shall notify Optionee, at least 30 days prior to the consummation of such Reorganization, of his exercise rights, if any, and that the Option shall terminate upon the consummation of the Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11.

Taxation upon Exercise of Option.  Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12.

Modification, Extension and Renewal of Options.  The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

13.

Investment Intent; Restrictions on Transfer.

(a)

Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b)

Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c)

Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ______, 2005, BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

14.

Stand-off Agreement.  Optionee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of up to one year following the effective date of registration of such offering.

15.

Restriction Upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a)

Repurchase Right on Termination Other Than by Removal.  For the purposes of this Section, a “Repurchase Event” shall mean an occurrence of one of (i) termination of Optionee’s service as a director; (ii) death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee’s spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, and upon mutual agreement of the Company and Optionee, the Company may repurchase all or any portion of the Shares of Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b)

Repurchase Right on Removal.  In the event Optionee is removed as a director “for cause” or Optionee voluntarily resigns as a director prior to the date upon which the last installment of Shares becomes exercisable pursuant to Section 5, then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse ratably in equal annual increments on each anniversary of the date of this Agreement over the term of this Option specified in Section 4. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon removal or resignation all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of such removal or resignation, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c)  Exercise of Repurchase Right.  Any Repurchase Right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination or cessation of services as director, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Nevada corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

(d)  Right of First Refusal.  In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)  Acceptance of Restrictions.  Acceptance of the Shares shall constitute the Optionee’s agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)  Permitted Transfers.  Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g)  Release of Restrictions on Shares.  All other restrictions under this Section 15 shall terminate five (5) years following the date of this Agreement, or when the Company’s securities are publicly traded, whichever occurs earlier.

16.  Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for use in Company records related to Optionee.

17.  Agreement Subject to Plan; Applicable Law.  This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

PhytoMedical Technologies, Inc.

By: ______________________

__________________________

Optionee

(one of the following, as appropriate, shall be signed)

I certify that as of the date

By his or her signature, the

hereof I am unmarried

spouse of Optionee hereby agrees

to be bound by the provisions of

the foregoing NONSTATUTORY STOCK

OPTION AGREEMENT

____________________________

________________________________

Optionee

 Spouse of Optionee

EXHIBIT B-3

PhytoMedical Technologies, Inc.

NONSTATUTORY STOCK OPTION AGREEMENT

THIS NONSTATUTORY STOCK OPTION AGREEMENT (“Agreement”) is made and entered into as of the date set forth below, by and between PhytoMedical Technologies, Inc., a Nevada corporation (the “Company”), and the following consultant to the Company (herein, the “Optionee”):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Option Information.

(a)  Date of Option:

(b)  Optionee:

(c)  Number of Shares:

(d)  Exercise Price:

2.  Acknowledgements.

(a)  Optionee is an independent consultant to the Company, not an employee;

(b)  The Board of Directors (the “Board” which term shall include an authorized committee of the Board of Directors) and shareholders of the Company have heretofore adopted a 2005 Incentive Stock Plan (the “Plan”), pursuant to which this Option is being granted; and

(c)  The Board has authorized the granting to Optionee of a nonstatutory stock option (“Option”) to purchase shares of common stock of the Company (“Stock”) upon the terms and conditions hereinafter stated and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Rule 701 thereunder.

3.  Shares; Price.  The Company hereby grants to Optionee the right to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) above (the “Shares”) for cash (or other consideration as is authorized under the Plan and acceptable to the Board, in their sole and absolute discretion) at the price per Share set forth in Section 1(d) above (the “Exercise Price”), such price being not less than [e.g. 85%] of the fair market value per share of the Shares covered by this Option as of the date hereof.

4.  Term of Option.  This Option shall expire, and all rights hereunder to purchase the Shares, shall terminate 10 years from the date hereof. Nothing contained herein shall be construed to interfere in any way with the right of the Company to terminate Optionee as a consultant to the Company, or to increase or decrease the compensation paid to Optionee from the rate in effect as of the date hereof.

5.  Vesting of Option.  Subject to the provisions of Sections 7 and 8 hereof, this Option shall become exercisable during the period that Optionee serves as a consultant of the Company in equal annual installments, each installment covering a fraction of the Shares, the numerator of which is one (1) and the denominator of which is the number of years in the term of this Option (not to exceed 5). The first installment shall become exercisable on the first anniversary of the date of this Option, and an additional installment shall become exercisable on each successive anniversary date during the term of this Option, except the last such anniversary date. The final installment shall become exercisable ninety days prior to the expiration of the term of this Option. The installments shall be cumulative (i.e., this option may be exercised, as to any or all shares covered by an installment, at any time or times after an installment becomes exercisable and until expiration or termination of this option).

6.  Exercise.  This Option shall be exercised by delivery to the Company of (a) written notice of exercise stating the number of Shares being purchased (in whole shares only) and such other information set forth on the form of Notice of Exercise attached hereto as Appendix A, (b) a check or cash in the amount of the Exercise Price of the Shares covered by the notice (or such other consideration as has been approved by the Board of Directors consistent with the Plan) and (c) a written investment representation as provided for in Section 13 hereof. This Option shall not be assignable or transferable, except by will or by the laws of descent and distribution, and shall be exercisable only by Optionee during his or her lifetime.

7.  Termination of Service.  If Optionee’s service as a consultant to the Company terminates for any reason, no further installments shall vest pursuant to Section 5, and Optionee shall have the right at any time within thirty (30) days following such termination of services or the remaining term of this Option, whichever is the lesser, to exercise in whole or in part this Option to the extent, but only to the extent, that this Option was exercisable as of the date Optionee ceased to be a consultant to the Company; provided, however, if Optionee is terminated for reasons that would justify a termination of employment “for cause,” the foregoing right to exercise shall automatically terminate on the date Optionee ceases to be a consultant to the Company as to all Shares covered by this Option not exercised prior to termination. Unless earlier terminated, all rights under this Option shall terminate in any event on the expiration date of this Option as defined in Section 4 hereof.

8.  Death of Optionee.  If the Optionee shall die while serving as a consultant to the Company, Optionee’s personal representative or the person entitled to Optionee’s rights hereunder may at any time within ninety (90) days after the date of Optionee’s death, or during the remaining term of this Option, whichever is the lesser, exercise this Option and purchase Shares to the extent, but only to the extent, that Optionee could have exercised this Option as of the date of Optionee’s death; provided, in any case, that this Option may be so exercised only to the extent that this Option has not previously been exercised by Optionee.

9.  No Rights as Shareholder.  Optionee shall have no rights as a shareholder with respect to the Shares covered by any installment of this Option until the effective date of the issuance of shares following exercise of this to Option, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued except as provided in Section 10 hereof.

10.  Recapitalization.  Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the Exercise Price thereof, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company; provided however that the conversion of any convertible securities of the Company shall not be deemed having been “effected without receipt of consideration by the Company.”

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), this Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board; provided, however, if Optionee shall be a consultant at the time such Reorganization is approved by the stockholders, Optionee shall have the right to exercise this Option as to all or any part of the Shares, without regard to the installment provisions of Section 5, for a period beginning 30 days prior to the consummation of such Reorganization and ending as of the Reorganization or the expiration of this Option, whichever is earlier, subject to the consummation of the Reorganization. In any event, the Company shall notify Optionee, at least 30 days prior to the consummation of such Reorganization, of his exercise rights, if any, and that the Option shall terminate upon the consummation of the Reorganization.

Subject to any required action by the shareholders of the Company, if the Company shall be the surviving entity in any merger or consolidation, this Option thereafter shall pertain to and apply to the securities to which a holder of Shares equal to the Shares subject to this Option would have been entitled by reason of such merger or consolidation, and the installment provisions of Section 5 shall continue to apply.

In the event of a change in the shares of the Company as presently constituted, which is limited to a change of all of its authorized Stock without par value into the same number of shares of Stock with a par value, the shares resulting from any such change shall be deemed to be the Shares within the meaning of this Option.

To the extent that the foregoing adjustments relate to shares or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided, Optionee shall have no rights by reason of any subdivision or consolidation of shares of Stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number and price of Shares subject to this Option shall not be affected by, and no adjustments shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The grant of this Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve or liquidate or to sell or transfer all or any part of its business or assets.

11.  Taxation upon Exercise of Option.  Optionee understands that, upon exercise of this Option, Optionee will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, determined as of the date of exercise, exceeds the Exercise Price. The acceptance of the Shares by Optionee shall constitute an agreement by Optionee to report such income in accordance with then applicable law and to cooperate with Company in establishing the amount of such income and corresponding deduction to the Company for its income tax purposes. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Optionee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Optionee to make a cash payment to cover such liability as a condition of the exercise of this Option.

12.  Modification, Extension and Renewal of Options.  The Board or Committee, as described in the Plan, may modify, extend or renew this Option or accept the surrender thereof (to the extent not theretofore exercised) and authorize the granting of a new option in substitution therefore (to the extent not theretofore exercised), subject at all times to the Plan, the Code. Notwithstanding the foregoing provisions of this Section 12, no modification shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights of Optionee hereunder.

13.  Investment Intent; Restrictions on Transfer.

(a)  Optionee represents and agrees that if Optionee exercises this Option in whole or in part, Optionee will in each case acquire the Shares upon such exercise for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that upon such exercise of this Option in whole or in part, Optionee (or any person or persons entitled to exercise this Option under the provisions of Sections 7 and 8 hereof) shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares represented by this Option are registered under the Securities Act, either before or after the exercise of this Option in whole or in part, the Optionee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

(b)  Optionee further represents that Optionee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition, and to obtain additional information reasonably necessary to verify the accuracy of such information.

(c)  Unless and until the Shares represented by this Option are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN NONSTATUTORY STOCK OPTION AGREEMENT DATED ___________ BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

14.  Stand-off Agreement.  Optionee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Optionee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of up to one year following the effective date of registration of such offering.

15.  Restriction Upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Optionee except as hereinafter provided.

(a)  Repurchase Right on Termination Other Than for Cause.  For the purposes of this Section, a “Repurchase Event” shall mean an occurrence of one of (i) termination of Optionee’s service as a consultant, voluntary or involuntary and with or without cause; (ii) retirement or death of Optionee; (iii) bankruptcy of Optionee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Optionee, to the extent that any of the Shares are allocated as the sole and separate property of Optionee’s spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Optionee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of the Optionee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b)  Repurchase Right on Termination for Cause.  In the event Optionee’s service as a consultant is terminated by the Company “for cause” (as contemplated by Section 7), then the Company shall have the right (but not an obligation) to repurchase Shares of Optionee at a price equal to the Exercise Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse ratably in equal annual increments on each anniversary of the date of this Agreement over the term of this Option specified in Section 4. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon any such termination of service for cause all or any portion of the Shares of Optionee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c)  Exercise of Repurchase Right.  Any repurchase right under Paragraphs 15(a) or 15(b) shall be exercised by giving notice of exercise as provided herein to Optionee or the estate of Optionee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Optionee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Nevada corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 15.

(d)  Right of First Refusal.  In the event Optionee desires to transfer any Shares during his or her lifetime, Optionee shall first offer to sell such Shares to the Company. Optionee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Optionee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Optionee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Optionee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)  Acceptance of Restrictions.  Acceptance of the Shares shall constitute the Optionee’s agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Optionee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)  Permitted Transfers.  Notwithstanding any provisions in this Section 15 to the contrary, the Optionee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Optionee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Optionee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 15(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Optionee and the Company.

(g)  Release of Restrictions on Shares.  All rights and restrictions under this Section 15 shall terminate five (5) years following the date of this Agreement, or when the Company’s securities are publicly traded, whichever occurs earlier.

16.  Notices.  Any notice required to be given pursuant to this Option or the Plan shall be in writing and shall be deemed to be delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Optionee at the address last provided by Optionee for use in Company records related to Optionee.

17.  Agreement Subject to Plan; Applicable Law.  This Option is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Optionee, at no charge, at the principal office of the Company. Any provision of this Option inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Option has been granted, executed and delivered in the State of Nevada, and the interpretation and enforcement shall be governed by the laws thereof and subject to the exclusive jurisdiction of the courts therein.

IN WITNESS WHEREOF, the parties hereto have executed this Option as of the date first above written.

PhytoMedical Technologies, Inc.

By: ______________________

__________________________

Optionee

(one of the following, as appropriate, shall be signed)

I certify that as of the date

By his or her signature, the

hereof I am unmarried

spouse of Optionee hereby agrees

to be bound by the provisions of

the foregoing RESTRICTED STOCK

PURCHASE AGREEMENT

____________________________

________________________________

Optionee

Spouse of Optionee

Appendix A

NOTICE OF EXERCISE

PhytoMedical Technologies, Inc.

Suite 216 1628 West 1st Avenue

Vancouver, BC

V6J 1G1

Re: Nonstatutory Stock Option

Notice is hereby given pursuant to Section 6 of my Nonstatutory Stock Option Agreement that I elect to purchase the number of shares set forth below at the exercise price set forth in my option agreement:

Nonstatutory Stock Option Agreement dated: ____________

Number of shares being purchased: ____________

Exercise Price: $____________

A check in the amount of the aggregate price of the shares being purchased is attached.

I hereby confirm that such shares are being acquired by me for my own account for investment purposes, and not with a view to, or for resale in connection with, any distribution thereof. I will not sell or dispose of my Shares in violation of the Securities Act of 1933, as amended, or any applicable federal or state securities laws.

I understand that the certificate representing the Option Shares will bear a restrictive legend within the contemplation of the Securities Act and as required by such other state or federal law or regulation applicable to the issuance or delivery of the Option Shares.

Further, I understand that, as a result of this exercise of rights, I will recognize income in an amount equal to the amount by which the fair market value of the Shares exceeds the exercise price. I agree to report such income in accordance with then applicable law and to cooperate with Company in establishing the withholding and corresponding deduction to the Company for its income tax purposes.

I agree to provide to the Company such additional documents or information as may be required pursuant to the Company’s 2005 Incentive Stock Plan.

__________________________

(signature)

__________________________

(name of Optionee)

EXHIBIT C

PhytoMedical Technologies, Inc.

STOCK AWARD AGREEMENT

THIS STOCK AWARD AGREEMENT (“Agreement”) is made and entered into as of the date set forth below, by and between PhytoMedical Technologies, Inc.., a Nevada corporation (the “Company”), and the employee, director or consultant of the Company named in Section 1(b). (“Grantee”):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Stock Award Information.

(a)  Date of Award:

(b)  Grantee:

(c)  Number of Shares:

(d)  Original Value:

2.  Acknowledgements.

(a)  Grantee is a [employee/director/consultant] of the Company.

(b)  The Company has adopted a 2005 Incentive Stock Plan (the “Plan”) under which the Company’s common stock (“Stock”) may be offered to directors, officers, employees and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Rule 701 thereunder.

3.  Shares; Value.  The Company hereby grants to Grantee, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the “Shares”), which Shares have a fair value per share (“Original Value”) equal to the amount set forth in Section 1(d). For the purpose of this Agreement, the terms “Share” or “Shares” shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company. The number of Shares covered by this Agreement and the Original Value thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

4.  Investment Intent.  Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

5.  Restriction Upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Grantee except as hereinafter provided.

(a)  Repurchase Right on Termination Other Than for Cause.  For the purposes of this Section, a “Repurchase Event” shall mean an occurrence of one of (i) termination of Grantee’s employment [or service as a director/consultant] by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Grantee; (iii) bankruptcy of Grantee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Grantee, to the extent that any of the Shares are allocated as the sole and separate property of Grantee’s spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to purchase all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b)  Repurchase Right on Termination for Cause. In the event Grantee’s employment [or service as a director/consultant] is terminated by the Company “for cause” (as defined below), then the Company shall have the right (but not an obligation) to purchase Shares of Grantee at a price equal to the Original Value. Such right of the Company to purchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. Termination of employment [or service as a director/consultant] “for cause” means (i) as to employees or consultants, termination for cause as defined in the Plan, this Agreement or in any employment [or consulting] agreement between the Company and Grantee, or (ii) as to directors, removal pursuant to the Nevada corporation law. In the event the Company elects to purchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c)  Exercise of Repurchase Right.  Any Repurchase Right under Paragraphs 4(a) or 4(b) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination or cessation of services as director, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Grantee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Nevada corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 5.

(d)  Right of First Refusal.  In the event Grantee desires to transfer any Shares during his or her lifetime, Grantee shall first offer to sell such Shares to the Company. Grantee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Grantee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Grantee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Grantee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)  Acceptance of Restrictions.  Acceptance of the Shares shall constitute the Grantee’s agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)  Permitted Transfers.  Notwithstanding any provisions in this Section 5 to the contrary, the Grantee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

(g)  Release of Restrictions on Shares.  All rights and restrictions under this Section 5 shall terminate five (5) years following the date of this Agreement, or when the Company’s securities are publicly traded, whichever occurs earlier.

6.  Representations and Warranties of the Grantee.  This Agreement and the issuance and grant of the Shares hereunder is made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:

(a)  The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares. It is understood that the Shares have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends, among other things, upon the bona fide nature of his representations as expressed herein;

(b)  The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

(c)  Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information,

(d)

Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN STOCK AWARD AGREEMENT DATED ____________, 2005, BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

(e)  Grantee understands that he or she will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of grant, exceeds the price paid by Grantee, if any. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Grantee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

7.  Stand-off Agreement.  Grantee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 8 shall survive any termination of this Agreement.

8.  Termination of Agreement.  This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Securities Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

9.  Agreement Subject to Plan; Applicable Law.  This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Grant shall be governed by the laws of the State of Nevada and subject to the exclusive jurisdiction of the courts therein.

10.  Miscellaneous.

(a)  Notices.  Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company’s records.

(b)  Entire Agreement.  This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

(c)  Enforcement.  This Agreement shall be construed in accordance with, and governed by, the laws of the State of Nevada and subject to the exclusive jurisdiction of the courts located in Douglas county, state of Nevada. If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

(d)  Validity of Agreement.  The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PhytoMedical Technologies, Inc.

By: ______________________

__________________________

Grantee

(one of the following, as appropriate, shall be signed)

I certify that as of the date

By his or her signature, the

hereof I am unmarried

spouse of Optionee hereby agrees

to be bound by the provisions of

the foregoing STOCK AWARD

AGREEMENT

____________________________

________________________________

Grantee

Spouse of Grantee

EXHIBIT “D”

PhytoMedical Technologies, Inc.

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT (“Agreement”) is made and entered into as of the date set forth below, by and between PhytoMedical Technologies, Inc., a  Nevada corporation (the “Company”), and the employee, director or consultant of the Company named in Section 1(b). (“Grantee”):

In consideration of the covenants herein set forth, the parties hereto agree as follows:

1.  Stock Purchase Information.

(a)  Date of Agreement:

(b)  Grantee:

(c)  Number of Shares:

(d)  Price per Share:

2.  Acknowledgements.

(a)  Grantee is a [employee/director/consultant] of the Company.

(b)  The Company has adopted a 2005 Incentive Stock Plan (the “Plan”) under which the Company’s common stock (“Stock”) may be offered to officers, employees, directors and consultants pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) provided by Rule 701 thereunder.

(c)  The Grantee desires to purchase shares of the Company’s common stock on the terms and conditions set forth herein.

3.  Purchase of Shares. The Company hereby agrees to sell and Grantee hereby agrees to purchase, upon and subject to the terms and conditions herein stated, the number of shares of Stock set forth in Section 1(c) (the “Shares”), at the price per Share set forth in Section 1(d) (the “Price”). For the purpose of this Agreement, the terms “Share” or “Shares” shall include the original Shares plus any shares derived therefrom, regardless of the fact that the number, attributes or par value of such Shares may have been altered by reason of any recapitalization, subdivision, consolidation, stock dividend or amendment of the corporate charter of the Company. The number of Shares covered by this Agreement shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a recapitalization, subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

4.  Investment Intent. Grantee represents and agrees that Grantee is accepting the Shares for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof; and that, if requested, Grantee shall furnish to the Company a written statement to such effect, satisfactory to the Company in form and substance. If the Shares are registered under the Securities Act, Grantee shall be relieved of the foregoing investment representation and agreement and shall not be required to furnish the Company with the foregoing written statement.

5.  Restriction Upon Transfer.  The Shares may not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated by the Grantee except as hereinafter provided.

(a)  Repurchase Right on Termination Other Than for Cause. For the purposes of this Section, a “Repurchase Event” shall mean an occurrence of one of (i) termination of Grantee’s employment [or service as a director/consultant] by the Company, voluntary or involuntary and with or without cause; (ii) retirement or death of Grantee; (iii) bankruptcy of Grantee, which shall be deemed to have occurred as of the date on which a voluntary or involuntary petition in bankruptcy is filed with a court of competent jurisdiction; (iv) dissolution of the marriage of Grantee, to the extent that any of the Shares are allocated as the sole and separate property of Grantee’s spouse pursuant thereto (in which case, this Section shall only apply to the Shares so affected); or (v) any attempted transfer by the Grantee of Shares, or any interest therein, in violation of this Agreement. Upon the occurrence of a Repurchase Event, the Company shall have the right (but not an obligation) to repurchase all or any portion of the Shares of Grantee at a price equal to the fair value of the Shares as of the date of the Repurchase Event.

(b) Repurchase Right on Termination for Cause. In the event Grantee’s employment [or service as a director/consultant] is terminated by the Company “for cause” (as defined below), then the Company shall have the right (but not an obligation) to repurchase Shares of Grantee at a price equal to the Price. Such right of the Company to repurchase Shares shall apply to 100% of the Shares for one (1) year from the date of this Agreement; and shall thereafter lapse at the rate of twenty percent (20%) of the Shares on each anniversary of the date of this Agreement. In addition, the Company shall have the right, in the sole discretion of the Board and without obligation, to repurchase upon termination for cause all or any portion of the Shares of Grantee, at a price equal to the fair value of the Shares as of the date of termination, which right is not subject to the foregoing lapsing of rights. Termination of employment [or service as a director/consultant] “for cause” means (i) as to employees and consultants, termination for cause as defined in the Plan, this Agreement or in any employment [or consulting] agreement between the Company and Grantee, or (ii) as to directors, removal pursuant to the Nevada corporation law. In the event the Company elects to repurchase the Shares, the stock certificates representing the same shall forthwith be returned to the Company for cancellation.

(c) Exercise of Repurchase Right.  Any Repurchase Right under Paragraphs 4(a) or 4(b) shall be exercised by giving notice of exercise as provided herein to Grantee or the estate of Grantee, as applicable. Such right shall be exercised, and the repurchase price thereunder shall be paid, by the Company within a ninety (90) day period beginning on the date of notice to the Company of the occurrence of such Repurchase Event (except in the case of termination of employment or retirement, where such option period shall begin upon the occurrence of the Repurchase Event). Such repurchase price shall be payable only in the form of cash (including a check drafted on immediately available funds) or cancellation of purchase money indebtedness of the Grantee for the Shares. If the Company can not purchase all such Shares because it is unable to meet the financial tests set forth in the Nevada corporation law, the Company shall have the right to purchase as many Shares as it is permitted to purchase under such sections. Any Shares not purchased by the Company hereunder shall no longer be subject to the provisions of this Section 5.

(d)  Right of First Refusal. In the event Grantee desires to transfer any Shares during his or her lifetime, Grantee shall first offer to sell such Shares to the Company. Grantee shall deliver to the Company written notice of the intended sale, such notice to specify the number of Shares to be sold, the proposed purchase price and terms of payment, and grant the Company an option for a period of thirty days following receipt of such notice to purchase the offered Shares upon the same terms and conditions. To exercise such option, the Company shall give notice of that fact to Grantee within the thirty (30) day notice period and agree to pay the purchase price in the manner provided in the notice. If the Company does not purchase all of the Shares so offered during foregoing option period, Grantee shall be under no obligation to sell any of the offered Shares to the Company, but may dispose of such Shares in any lawful manner during a period of one hundred and eighty (180) days following the end of such notice period, except that Grantee shall not sell any such Shares to any other person at a lower price or upon more favorable terms than those offered to the Company.

(e)  Acceptance of Restrictions. Acceptance of the Shares shall constitute the Grantee’s agreement to such restrictions and the legending of his certificates with respect thereto. Notwithstanding such restrictions, however, so long as the Grantee is the holder of the Shares, or any portion thereof, he shall be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a shareholder with respect thereto.

(f)  Permitted Transfers. Notwithstanding any provisions in this Section 5 to the contrary, the Grantee may transfer Shares subject to this Agreement to his or her parents, spouse, children, or grandchildren, or a trust for the benefit of the Grantee or any such transferee(s); provided, that such permitted transferee(s) shall hold the Shares subject to all the provisions of this Agreement (all references to the Grantee herein shall in such cases refer mutatis mutandis to the permitted transferee, except in the case of clause (iv) of Section 5(a) wherein the permitted transfer shall be deemed to be rescinded); and provided further, that notwithstanding any other provisions in this Agreement, a permitted transferee may not, in turn, make permitted transfers without the written consent of the Grantee and the Company.

(g)  Release of Restrictions on Shares. All rights and restrictions under this Section 5 shall terminate five (5) years following the date upon which the Company receives the full Price as set forth in Section 3, or when the Company’s securities are publicly traded, whichever occurs earlier.

6.  Representations and Warranties of the Grantee. This Agreement and the issuance and grant of the Shares hereunder is made by the Company in reliance upon the express representations and warranties of the Grantee, which by acceptance hereof the Grantee confirms that:

(a)  The Shares granted to him pursuant to this Agreement are being acquired by him for his own account, for investment purposes, and not with a view to, or for sale in connection with, any distribution of the Shares. It is understood that the Shares have not been registered under the Act by reason of a specific exemption from the registration provisions of the Act which depends, among other things, upon the bona fide nature of his representations as expressed herein;

(b)  The Shares must be held by him indefinitely unless they are subsequently registered under the Act and any applicable state securities laws, or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption; and

(c)  Grantee further represents that Grantee has had access to the financial statements or books and records of the Company, has had the opportunity to ask questions of the Company concerning its business, operations and financial condition and to obtain additional information reasonably necessary to verify the accuracy of such information,

(d)  Unless and until the Shares represented by this Grant are registered under the Securities Act, all certificates representing the Shares and any certificates subsequently issued in substitution therefor and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend or other similar capital event shall bear legends in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED UNDER THE SECURITIES ACT OF 1933 (THE ‘SECURITIES ACT’) OR UNDER THE APPLICABLE OR SECURITIES LAWS OF ANY STATE. NEITHER THESE SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE SECURITIES LAWS OF ANY STATE, UNLESS PURSUANT TO EXEMPTIONS THEREFROM.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED PURSUANT TO THAT CERTAIN RESTRICTED STOCK PURCHASE AGREEMENT DATED ____________, 2005, BETWEEN THE COMPANY AND THE ISSUEE WHICH RESTRICTS THE TRANSFER OF THESE SHARES WHICH ARE SUBJECT TO REPURCHASE BY THE COMPANY UNDER CERTAIN CONDITIONS.

and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the Shares have been placed with the Company’s transfer agent.

(e)  Grantee understands that he or she will recognize income, for Federal and state income tax purposes, in an amount equal to the amount by which the fair market value of the Shares, as of the date of Grant, exceeds the price paid by Grantee. The acceptance of the Shares by Grantee shall constitute an agreement by Grantee to report such income in accordance with then applicable law. Withholding for federal or state income and employment tax purposes will be made, if and as required by law, from Grantee’s then current compensation, or, if such current compensation is insufficient to satisfy withholding tax liability, the Company may require Grantee to make a cash payment to cover such liability.

7.  Stand-off Agreement. Grantee agrees that, in connection with any registration of the Company’s securities under the Securities Act, and upon the request of the Company or any underwriter managing an underwritten offering of the Company’s securities, Grantee shall not sell, short any sale of, loan, grant an option for, or otherwise dispose of any of the Shares (other than Shares included in the offering) without the prior written consent of the Company or such managing underwriter, as applicable, for a period of at least one year following the effective date of registration of such offering. This Section 8 shall survive any termination of this Agreement.

8.  Termination of Agreement. This Agreement shall terminate on the occurrence of any one of the following events: (a) written agreement of all parties to that effect; (b) a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company; (c) the closing of any public offering of common stock of the Company pursuant to an effective registration statement under the Act; or (d) dissolution, bankruptcy, or insolvency of the Company.

9.  Agreement Subject to Plan; Applicable Law. This Grant is made pursuant to the Plan and shall be interpreted to comply therewith. A copy of such Plan is available to Grantee, at no charge, at the principal office of the Company. Any provision of this Agreement inconsistent with the Plan shall be considered void and replaced with the applicable provision of the Plan. This Grant shall be governed by the laws of the State of Nevada and subject to the exclusive jurisdiction of the courts therein.

10.  Miscellaneous.

(a)  Notices.  Any notice required to be given pursuant to this Agreement or the Plan shall be in writing and shall be deemed to have been duly delivered upon receipt or, in the case of notices by the Company, five (5) days after deposit in the U.S. mail, postage prepaid, addressed to Grantee at the last address provided by Grantee for use in the Company’s records.

(b)  Entire Agreement.  This instrument constitutes the sole agreement of the parties hereto with respect to the Shares. Any prior agreements, promises or representations concerning the Shares not included or reference herein shall be of no force or effect. This Agreement shall be binding on, and shall inure to the benefit of, the Parties hereto and their respective transferees, heirs, legal representatives, successors, and assigns.

(c)  Enforcement.  This Agreement shall be construed in accordance with, and governed by, the laws of the State of Nevada and subject to the exclusive jurisdiction of the courts located in Douglas county, state of Nevada. If Grantee attempts to transfer any of the Shares subject to this Agreement, or any interest in them in violation of the terms of this Agreement, the Company may apply to any court for an injunctive order prohibiting such proposed transaction, and the Company may institute and maintain proceedings against Grantee to compel specific performance of this Agreement without the necessity of proving the existence or extent of any damages to the Company. Any such attempted transaction shares in violation of this Agreement shall be null and void.

(d)  Validity of Agreement. The provisions of this Agreement may be waived, altered, amended, or repealed, in whole or in part, only on the written consent of all parties hereto. It is intended that each Section of this Agreement shall be viewed as separate and divisible, and in the event that any Section shall be held to be invalid, the remaining Sections shall continue to be in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

PhytoMedical Technologies, Inc.

By: ______________________

__________________________

Grantee

(one of the following, as appropriate, shall be signed)

I certify that as of the date

By his or her signature, the

hereof I am unmarried

spouse of Optionee hereby agrees

to be bound by the provisions of

the foregoing RESTRICTED STOCK

PURCHASE AGREEMENT

____________________________

________________________________

Grantee

Spouse of Grantee

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-KSB

X    ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES    EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2004.

OR

      TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from  ____________________    to   _____________________

 Commission File Number 000-28790

PHYTOMEDICAL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

87-0429962B

(I.R.S. Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

(800) 611-3388

(Registrant’s telephone number, including area code)

Common Stock, $.00001 par value per share

Title of Each Class

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant: (1) has filed all reports required by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing for the past 90 days. Yes [X] No [_]

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained herein, and will not be contained, to the best of the registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB [X]

Revenues for last fiscal year were $0.00

Aggregate market value of Common Stock, $0.00001 par value, held by non-affiliates of the registrant as of March 29, 2005: $35,246,425. Number of shares of Common Stock, $0.00001 par value, outstanding as of March 29, 2005: 168,541,165.

Transitional Small Business Disclosure Format:  Yes [   ] No [X]

TABLE OF CONTENTS

PHYTOMEDICAL TECHNOLOGIES, INC.

ANNUAL REPORT ON FORM 10-KSB

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

PART I

PAGE

Item 1.   Description of Business

3

Item 2.   Description of Property

6

Item 3.   Legal Proceedings

6

Item 4.   Submissions of Matters to a Vote of Security Holders

7

PART II

Item 5.    Market for Common Equity and Related Stockholder Matters

7

Item 6.    Management's Discussion and Analysis or Plan of Operations

8

Item 7.    Financial Statements

11

Item 8.    Changes in and Disagreements with Accountants on Accounting and

 Financial Disclosure

26

Item 8a

Controls and Procedures

26

PART III

Item 9.    Directors, Executive Officers, Promoters and Control Persons;

Compliance with Section 16(a) of the Exchange Act

26

Item 10.

 Executive Compensation

26

Item 11.

 Security Ownership of Certain Beneficial Owners and Management

27

Item 12.  Certain Relationships and Related Transactions

28

Item 13.  Exhibits and Reports on Form 8-K

28

Item 14.  Principal Accountant Fees and Services

30

 Signatures

31

 Certifications

33

 Exhibits

34

PART I

ITEM 1.  DESCRIPTION OF BUSINESS

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this Form 10-KSB for the fiscal year ending December 31, 2004, and specifically in the items entitled "Management’s discussion and analysis of financial condition and results of operations", or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Company.

The reader is cautioned that no statements contained in this Form 10-KSB should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 10-KSB. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Company assumes no obligation to update this information. We currently have no commercial products intended to diagnose, treat, prevent or cure any disease. The statements contained in this Form 10-KSB regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that we will be able to develop commercially viable products on the basis of its technologies. Readers are urged to carefully review and consider the various disclosures made by the Company in this Form 10-KSB and in the Company's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Company's business.

The Company

PhytoMedical Technologies, Inc., a Nevada Corporation, has an authorized capital of 301,000,000 shares of which 300,000,000 shares are $0.00001 par value common stock, with 168,541,165 outstanding, and 1,000,000 shares are $0.25 par value preferred stock, of which none are outstanding.

Description of Business

PhytoMedical Technologies, Inc. (“PhytoMedical” or the “Company”), together with its wholly owned subsidiaries, is an early stage research based biopharmaceutical company focused on the identification, acquisition, development and eventual commercialization of innovative plant derived pharmaceutical and nutraceutical compounds targeting cachexia, obesity and diabetes.

An estimated 300 new drugs of world-wide importance, worth over $150 billion, still remain to be discovered amongst the 250,000 species of higher plants found on earth, of which less than 15% have been investigated for bioactive compounds. Presently, twenty of the best selling drugs come from natural sources and 25% of all prescription drugs contain active compounds originally derived from or patterned after compounds derived from plants.

Presently, through contract research organizations, the Company is working to isolate potentially active pharmacological elements in PhytoMedical's first plant derived compound, BDC-03, which has been successful in reducing body fat percentage, increasing lean muscle mass and lowering cholesterol in studies of growing animals

For obese or overweight individuals, BDC-03’s potential capacity to decrease the deposition of fat and lower cholesterol would be a vitally important therapeutic outcome. However, its prospective ability to induce overall weight gain in the form of lean muscle mass may well be the difference between life and death for individuals suffering from cachexia.

Cachexia, which is characterized by dramatic weight loss, not only of fatty tissue, but also muscle tissue and bone, is among the most devastating and life-threatening aspects of AIDS and cancer. Once the body loses 30% of its lean muscle mass, major organs are affected, resulting in death.

Sadly, cachexia afflicts 25% of all AIDS patients and upwards of 90% of all advanced cancer patients. In fact, half of all cancer related deaths are a result of cachexia, not the cancer itself.

Additionally, through a Cooperative Research and Development Agreement, PhytoMedical is working towards synthesizing the active components of several polyphenolic compounds found in cinnamon bark and characterizing their beneficial health effects in cell cultures systems, animals and ultimately humans.

These compounds, which increase insulin sensitivity by activating key enzymes that stimulate insulin receptors, while inhibiting the enzymes that deactivate them, have increased sugar metabolism by a factor of 20 in test tube assays using fat cells. Impaired sugar and fat metabolism, present in millions around the world, may lead to Type-2 diabetes and cardiovascular diseases.

Insulin is a hormone made by the pancreas to help the body use glucose (sugar) for energy. In people with Type-2 diabetes, either the pancreas doesn't make enough insulin or the body is unable to use it correctly. Without sufficient insulin, glucose accumulates in the blood and urine, and the cells of the body are starved, a condition known as diabetes - the leading cause of end-stage renal disease, blindness and lower limb amputations.

Diabetes, which results from the body’s inability to produce enough insulin or use it efficiently, affects 18.2 million people in the United States, or 6.3% of the population (American Diabetes Association). The Centers for Disease Control and Prevention expects this number to rise to over 30 million by 2030. As the leading cause of end-stage renal disease, blindness and lower limb amputations, diabetes now costs the health care system over $132 billion each year.

While the causes of diabetes are not entirely clear, it is known that diet plays a key role in the prevention and cure of diabetes.  In fact, research studies have shown that aqueous extracts of cinnamon improves the action of insulin and helps to control risk factors associated with diabetes including, glucose, insulin, cholesterol, triglycerides and related variables.

One study published in Diabetes Care, a journal of the American Diabetes Association, showed that as little as one gram a day of cinnamon – one-fourth of a teaspoon twice a day – can lower blood sugar by an average of 18 to 29 percent, triglycerides (fatty acids in the blood) by 23 to 30 percent, LDL (or “bad”) cholesterol by 7 to 27 percent and total cholesterol by 12 to 26 percent. Changes in HDL (“good”) cholesterol were not significant. Amazingly, the study found that the beneficial effects of cinnamon lasted for at least 20 days after people stopped taking it.

At present, the Company does not currently have commercial products intended to diagnose, treat, cure or prevent any disease. The statements contained in this Form 10-KSB regarding our on going research and development and the results attained by us to-date have not been evaluated by the Food and Drug Administration. There can be no assurance that further research and development, and /or whether clinical trial results, if any, will validate and support the results of our preliminary research and studies.

Employees

At December 31, 2004, the Company employed 3 part-time persons. To the best of the Company’s knowledge, none of the Company’s officers or directors is bound by restrictive covenants from prior employers. None of the Company’s employees are represented by labor unions or other collective bargaining groups. We consider relations with our employees to be good. We plan to retain and utilize the services of outside consultants as the need arises.

Risk Factors

We have sought to identify what we believe to be the most significant risks to our business.  However, we cannot predict whether, or to what extent, any of such risks may be realized nor can we guarantee that we have identified all possible risks that might arise. Investors should carefully consider all of such risk factors before making an investment decision with respect to our Common Stock. We provide the following cautionary discussion of risks, uncertainties and possible inaccurate assumptions relevant to our business. These are factors that we think could cause our actual results to differ materially from expected results. Other factors besides those listed here could adversely affect us.

Lack of Operating History

Our business is subject to the risks inherent in the establishment of a new business. In formulating our business plan, we have relied on the judgment of our officers, directors and consultants but have not conducted any formal independent market studies concerning the demand for our products. Because of our limited operating history and lack of past profitability, you may lose your investment if we are unable to successfully market our products and implement our business plan.

We have had limited revenues since inception. In 2004, we had zero revenues. We have not been profitable, experiencing an accumulated loss of $14,795,044 through December 31, 2004. Even if we become profitable in the future, we cannot accurately predict the level of, or our ability to sustain profitability. Because we have not yet been profitable and cannot predict any level of future profitability, you bear the risk of a complete loss of your investment in the event our business plan is unsuccessful.

Inability to Obtain Funding

The process of developing our products requires significant research and development efforts, including basic research, preclinical and clinical development, as well as FDA regulatory approval. Our ability to achieve profitability depends on our ability, alone or with future potential collaborators, to develop our drug candidates, conduct clinical trials, obtain necessary regulatory approvals, and manufacture, distribute, market and sell our drug products. We cannot assure you that we will be successful at any of these activities or predict when we will ever become profitable.

We may not be able to obtain additional funding when needed, which could limit future expansion and marketing opportunities, as well as result in lower than anticipated revenues. We may require additional financing to pursue relationships with joint venture partners. If the market price of the common stock declines, some potential financiers may either refuse to offer us any financing or will offer financing at unacceptable rates or unfavorable terms. If we are unable to obtain financing on favorable terms, or at all, this unavailability could prevent us from expanding our business, which could materially impact our future potential revenues.

Continued Control by Existing Management

You may lack an effective vote on corporate matters and management may be able to act contrary to your objectives. As of March 29, 2005, our officers and board members own 77% of the 168,541,165 of our outstanding common stock. If management votes together, it could influence the outcome of corporate actions requiring shareholder approval, including the election of directors, mergers and asset sales. As a result, new stockholders may lack an effective vote with respect to the election of directors and other corporate matters. Therefore, it is possible that management may take actions with respect to its ownership interest, which may not be consistent with your objectives or desires.

Dividends

We have not paid and do not currently intend to pay dividends, which may limit the current return you may receive on your investment in our common stock.  Since inception, we have paid no dividends to our stockholders. Future dividends on our common stock, if any, will depend on our future earnings, capital requirements, financial condition and other factors. We currently intend to retain earnings, if any, to increase our net worth and reserves. Therefore, we do not anticipate that any holder of common stock will receive any cash, stock or other dividends on his shares of common stock at any time in the near future. You should not expect or rely on the potential payment of dividends as a source of current income.

Dependence on Executive Officers and Technical Personnel

The success of our business plan depends on attracting qualified personnel, and failure to retain the necessary personnel could adversely affect our business. Competition for qualified personnel is intense, and we may need to pay premium wages to attract and retain personnel. Attracting and retaining qualified personnel is critical to our business. Inability to attract and retain the qualified personnel necessary would limit our ability to implement our business plan successfully.

Adverse Effect of Shares Eligible for Future Sale

Future sales of large amounts of common stock could adversely affect the market price of our common stock and our ability to raise capital.

Future sales of our common stock by existing stockholders pursuant to Rule 144 under the Securities Act, or following the exercise of outstanding options and warrants, could adversely affect the market price of our common stock. Substantially all of the outstanding shares of our common stock are freely tradable, without restriction or registration under the Securities Act, other than the sales volume restrictions of Rule 144 applicable to shares held beneficially by persons who may be deemed to be affiliates. Our directors and executive officers and their family members are not under lockup letters or other forms of restriction on the sale of their common stock. The issuance of any or all of these additional shares upon exercise of options or warrants or conversion of preferred stock will dilute the voting power of our current stockholders on corporate matters and, as a result, may cause the market price of our common stock to decrease. Further, sales of a large number of shares of common stock in the public market could adversely affect the market price of the common stock and could materially impair our future ability to generate funds through sales of common stock or other equity securities.

Government Regulation

Regulation by government authorities in the United States and foreign countries is a significant factor in the development, manufacture and marketing of our proposed products and in our ongoing research and product development activities. All of our products will require regulatory approval by government agencies prior to commercialization. In particular, human therapeutic products are subject to rigorous preclinical studies and clinical trials and other approval procedures of the FDA and similar regulatory authorities in foreign countries. Various federal and state statutes and regulations also govern or influence testing, manufacturing, safety, labeling, storage and record-keeping related to such products and their marketing. The process of obtaining these approvals and the subsequent compliance with appropriate federal and state statutes and regulations require the expenditure of substantial time and financial resources.

Preclinical studies generally are conducted in laboratory animals to evaluate the potential safety and the efficacy of a product. Drug developers submit the results of preclinical studies to the FDA as a part of an IND application that must be approved before clinical trials can begin in humans. Typically, clinical evaluation involves a time consuming and costly three-phase process.

Phase I

Clinical trials are conducted with a small number of patients to determine the early safety profile, maximum tolerated dose and pharmacological properties of the product in human volunteers.

Phase II

Clinical trials are conducted with groups of patients afflicted with a specific disease in order to determine preliminary efficacy, optimal dosages and expanded evidence of safety.

Phase III

Large-scale, multi-center, comparative clinical trials are conducted with patients afflicted with a specific disease in order to determine safety and efficacy as primary support for regulatory approval by the FDA to market a product candidate for a specific disease.

The FDA closely monitors the progress of each of the three phases of clinical trials that are conducted in the United States and may, at its discretion, reevaluate, alter, suspend or terminate the testing based upon the data accumulated to that point and the FDA’s assessment of the risk/benefit ratio to the patient. To date, we have not conducted any clinical trials.

Once Phase III trials are completed, drug developers submit the results of preclinical studies and clinical trials to the FDA in the form of an NDA or a biologics licensing application for approval to commence commercial sales. In response, the FDA may grant marketing approval, request additional information or deny the application if the FDA determines that the application does not meet regulatory approval criteria. FDA approvals may not be granted on a timely basis, or at all. Furthermore, the FDA may prevent a drug developer from marketing a product under a label for its desired indications, which may impair commercialization of the product.

If the FDA approves the NDA, the drug becomes available for physicians to prescribe in the United States. After approval, the drug developer must submit periodic reports to the FDA, including descriptions of any adverse reactions reported. The FDA may request additional studies, known as Phase IV, to evaluate long-term effects.

In addition to studies requested by the FDA after approval, a drug developer may conduct other trials and studies to explore use of the approved compound for treatment of new indications. The purpose of these trials and studies and related publications is to broaden the application and use of the drug and its acceptance in the medical community.

We will also have to complete an approval process similar to that in the United States in virtually every foreign target market for our products in order to commercialize our product candidates in those countries. The approval procedure and the time required for approval vary from country to country and may involve additional testing. Foreign approvals may not be granted on a timely basis, or at all. In addition, regulatory approval of prices is required in most countries other than the United States. We face the risk that the resulting prices would be insufficient to generate an acceptable return to us or our corporate collaborators.

Potential Fluctuations in Quarterly Results

Significant variations in our quarterly operating results may adversely affect the market price of our common stock.  Our operating results have varied on a quarterly basis during our limited operating history, and we expect to experience significant fluctuations in future quarterly operating results. These fluctuations have been and may in the future be caused by numerous factors, many of which are outside of our control. We believe that period-to-period comparisons of our results of operations will not necessarily be meaningful and that you should not rely upon them as an indication of future performance. Also, it is likely that our operating results could be below the expectations of public market analysts and investors. This could adversely affect the market price of our common stock.

Competition

The biotechnology and pharmaceutical industries are subject to rapid and intense technological change. We face competition from numerous pharmaceutical companies, pharmaceutical divisions of chemical companies, and biotechnology companies of various sizes. Many of these companies have commercial arrangements with other companies in the biotechnology industry to supplement their own research capabilities. Developments by others may render our product candidates or technologies obsolete or noncompetitive.

Compared to us, many of our competitors and potential competitors have substantially greater:

-

capital resources;

-

research and development resources, including personnel and technology;

-

regulatory experience;

-

preclinical study and clinical testing experience;

-

manufacturing and marketing experience; and

-

production facilities.

Any of these competitive factors could harm our business, prospects, financial condition and results of operations, which could negatively affect our stock price.

Limited Experience

Even if we are able to develop our products and obtain necessary regulatory approvals, we have limited experience or capabilities in marketing or commercializing our products. We currently have no sales, marketing or distribution infrastructure. Accordingly, we are dependent on our ability to find collaborative marketing partners or contract sales companies for commercial sale of any future products. Even if we find a potential marketing partner, we may not be able to negotiate a licensing contract on favorable terms to justify our investment or achieve adequate revenues.

Intellectual Property

The Company relies on a combination of copyright law, trade secret protection, confidentiality agreements and other contractual arrangements with employees, vendors and others to protect its rights to intellectual property. These measures, however, may be inadequate to deter misappropriation of proprietary information. Failure to adequately protect its intellectual property could harm the Company, devalue its proprietary content and affect the Company's ability to compete effectively.

Our success depends in significant part on our ability to obtain important research and invention licenses, obtain patents, protect trade secrets, operate without infringing upon the proprietary rights of others and prevent others from infringing on our proprietary rights.

If we do obtain patents, the claims allowed may not be sufficiently broad to protect our technology. In addition, issued patents that we own or license may be challenged, invalidated or circumvented. Our patents also may not afford us protection against competitors with similar technology. Because patent applications in the United States are maintained in secrecy until patents issue, third parties may have filed or maintained patent applications for technology used by us or covered by our pending patent applications without our being aware of these applications.

We may not hold proprietary rights to all of the patents related to our proposed products. These patents may be owned or controlled by third parties. As a result, we or any future collaborative partners may be required to obtain licenses under third-party patents to market our proposed products. If licenses are not available on acceptable terms, we or any future collaborative partners will not be able to market these products or services.

Research Agreement

We are a party to a Cooperative Research and Development Agreement which grants the Company an option to negotiate an exclusive license to any invention or other intellectual property conceived or reduced to practice under the Agreement which is patentable or otherwise protectable under Title 35 of the United States Code or under the patent laws of a foreign country. There can be no assurance that such a license will be granted to us or that we can obtain a license on terms favorable to us. If we do not obtain an exclusive license, our ability to generate revenue would be adversely affected.

We expect to enter into additional research agreements and licenses in the future that relate to important technologies that may be necessary for the development and commercialization of related and unrelated products. These agreements and licenses may impose various commercialization, indemnification, royalty, insurance and other obligations on us, which, if we fail to comply may result in the termination of these agreements and licenses or make the agreements and licenses non-exclusive, which could affect our ability to exploit important technologies that are required for successful development of our products.

Insurance Coverage

Our products may prove to be unsuccessful if various parties, including government health administration authorities, private healthcare insurers and other healthcare payers, such as health maintenance organizations and self-insured employee plans that determine reimbursement to the consumer, do not accept our products for reimbursement. Sales of therapeutic and other pharmaceutical products depend in significant part on the availability of reimbursement to the consumer from these third party payers. Third party payers are increasingly challenging the prices charged for medical products and services. We cannot assure you that reimbursement will be available, if at all. If we fail to achieve adequate reimbursement levels, patients may not purchase our products and sales of these products will be absent or reduced.

We are considered a penny stock.

The Company's stock differs from many stocks, in that it is a "penny stock." The Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks."  These rules include, but are not limited to, Rules 3a5l-l, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6 and 15g-7 under the Securities and Exchange Act of 1934, as amended.

Because our securities probably constitute "penny stock" within the meaning of the rules, the rules would apply to us and our securities. The rules may further affect the ability of owners of our stock to sell their securities in any market that may develop for them.  There may be a limited market for penny stocks, due to the regulatory burdens on broker-dealers.  The market among dealers may not be active. Investors in penny stock often are unable to sell stock back to the dealer that sold them the stock.  The mark-ups or commissions charged by the broker-dealers may be greater than any profit a seller may make. Because of large dealer spreads, investors may be unable to sell the stock immediately back to the dealer at the same price the dealer sold the stock to the investor. In some cases, the stock may fall quickly in value.  Investors may be unable to reap any profit from any sale of the stock, if they can sell it at all.

Stockholders should be aware that, according to the Securities and Exchange Commission Release No. 34- 29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. These patterns include:

- Control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;

- Manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;

- "Boiler room" practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons;

- Excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and

- The wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

Furthermore, the "penny stock" designation may adversely affect the development of any public market for the Company's shares of common stock or, if such a market develops, its continuation.  Broker-dealers are required to personally determine whether an investment in "penny stock" is suitable for customers.

Penny stocks are  securities (i) with a price of less than five dollars per share; (ii) that are not traded on a "recognized" national exchange; (iii) whose prices are not quoted on the NASDAQ automated  quotation  system  (NASDAQ-listed stocks must still meet  requirement  (i)  above);  or (iv) of an issuer with net tangible  assets  less than  $2,000,000  (if the issuer  has been in  continuous operation  for at least three years) or $5,000,000  (if in continuous  operation for less  than  three  years),  or with  average  annual  revenues  of less than $6,000,000 for the last three years.

Section 15(g) of the Exchange Act, and Rule 15g-2 of the Commission require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account.  Potential investors in the Company's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock."

Rule 15g-9 of the  Commission  requires  broker-dealers  in penny stocks to approve the  account of any  investor  for  transactions  in such stocks  before selling  any  penny  stock  to  that  investor.   This  procedure  requires  the broker-dealer to (i) obtain from the investor information  concerning his or her financial  situation,  investment  experience  and investment  objectives;  (ii) reasonably  determine,  based on that  information,  that  transactions in penny stocks are  suitable  for the  investor  and that the  investor  has  sufficient knowledge and experience as to be reasonably  capable of evaluating the risks of penny stock  transactions;  (iii) provide the investor with a written  statement setting forth the basis on which the  broker-dealer  made the  determination  in (ii) above;  and (iv) receive a signed and dated copy of such statement from the investor,  confirming  that it  accurately  reflects  the  investor's  financial situation,  investment  experience and investment  objectives.  Compliance with these requirements may make it more difficult for the Company's stockholders to resell their shares to third parties or to otherwise dispose of them.

Stock Price Fluctuations

The market price of our common stock could be subject to significant fluctuations. Among the factors that could affect our stock price are:

-

negative results from our research efforts, future clinical or pre-clinical studies or adverse FDA decisions related to our product candidates;

-

speculation in the press or investment community;

-

strategic actions by us or our competitors, such as acquisitions or restructurings;

-

low average daily trading volumes;

-

general market conditions, and

-

numerous other factors unrelated to our performance.

The stock markets in general and the markets for biotechnology stocks in particular, have experienced extreme volatility that has often been unrelated to the operating performance of particular companies. These broad market fluctuations may adversely affect the trading price of our common stock.

Independent Directors.

We cannot guarantee our Board of Directors will have a majority of independent directors in the future. In the absence of a majority of independent directors, our executive officers, who are also principal stockholders and directors, could establish policies and enter into transactions without independent review and approval thereof. This could present the potential for a conflict of interest between the Company and its stockholders generally and the controlling officers, stockholders or directors.

Environmental Matters

The Company believes it conducts its business in compliance with all environmental laws presently applicable to its facilities. To date, there have been no expenses incurred by the Company related to environmental issues.

ITEM 2.  DESCRIPTION OF PROPERTY

The Company’s principal office is located at 1628 West First Avenue, Suite 216, Vancouver, British Columbia, Canada, V6J 1G1. These premises are owned by a private corporation controlled by a director and majority shareholder. At present, the Company pays no rent. The fair value of the rent has not been included in the financial statements because the amount is immaterial.

ITEM 3.  LEGAL PROCEEDINGS

The Company is not party to any current legal proceedings.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no matters submitted to a vote of the security holders in the fourth quarter of 2004. It is our intention to schedule a shareholder’s meeting to elect directors and transact any additional business in the second or third quarter of 2005.

PART II

ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

The Company's Common Stock is listed on the OTC Bulletin Board under the symbol "PYTO". The following table sets forth the high and low sale prices for the periods indicated:

High

Low

First Quarter 2003

$0.03

$0.02

Second Quarter 2003

$0.06

$0.01

Third Quarter 2003

$0.49

$0.04

Fourth Quarter 2003

$0.58

$0.25

First Quarter 2004

$0.55

$0.34

Second Quarter 2004

$0.45

$0.36

Third Quarter 2004

$0.69

$0.38

Fourth Quarter 2004

$1.50

$0.46

January 1, 2005 - March 21, 2005

$1.24

$0.85

As of December 31, 2004, there were approximately 294 stockholders of record of the Company's Common Stock.

Dividend Policy

We have never paid cash dividends on our capital stock and do not anticipate paying any cash dividends in the foreseeable future, but intend to retain our capital resources for reinvestment in our business. Any future determination to pay cash dividends will be at the discretion of the Board of Directors and will be dependent upon our financial condition, results of operations, capital requirements and other factors as the Board of Directors deems relevant. Our Board of Directors has the right to authorize the issuance of preferred stock, without further shareholder approval, the holders of which may have preferences over the holders of the Common Stock as to payment of dividends.

Securities Authorized for Issuance Under Equity Compensation Plans

Number of securities

remaining available for

Number of Securities to be

Weighted-average exercise

future issuance under

issued upon exercise of

price of outstanding

equity compensation plans

outstanding options,

options, warrants and

(excluding securities

warrants and rights

rights

reflected in column (a))

Plan Category

(a)

(b)

(c)

____________________________________________________________________________________________________________

Equity compensation plans

approved by security holders

25,860,714

$0.06

5,250,000

Equity compensation plans not

approved by security holders

____________________________________________________________________________________________________________

Total

25,860,714

$0.06

5,250,000

ITEM 6.   MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

The following discussion should be read in conjunction with the financial statements and notes thereto included in Item 7 of this Form 10-KSB. Except for the historical information contained herein, the discussion in this Annual Report on Form 10-KSB contains certain forward-looking statements that involve risk and uncertainties, such as statements of the Company's plans, objectives, expectations and intentions as of the date of this filing. The cautionary statements made in this document should be read as being applicable to all related forward-looking statements wherever they appear in this document. The Company's actual results could differ materially from those discussed here. Factors that could cause differences include those discussed in "Risk Factors", as well as discussed elsewhere herein.

Overview

PhytoMedical Technologies, Inc., together with its wholly owned subsidiaries, is an early stage research based biopharmaceutical company specializing in the discovery, development and eventual commercialization of innovative plant derived pharmaceutical and nutraceutical compounds targeting cachexia, obesity and diabetes.

Presently, through contract research organizations, the Company is working to isolate potentially active pharmacological elements in PhytoMedical's first plant derived compound, BDC-03, which has been successful in reducing body fat percentage, increasing lean muscle mass and lowering cholesterol in studies of growing animals.

Additionally, through a Cooperative Research and Development Agreement, PhytoMedical is working towards synthesizing the active components of several polyphenolic compounds found in cinnamon bark and characterizing their beneficial health effects in cell cultures systems, animals and ultimately humans.

These compounds, which increase insulin sensitivity by activating key enzymes that stimulate insulin receptors, while inhibiting the enzymes that deactivate them, have increased sugar metabolism by a factor of 20 in test tube assays using fat cells. Impaired sugar and fat metabolism, present in millions around the world, may lead to Type-2 diabetes and cardiovascular diseases.

Results of Operations

Revenues:  The Company is a development stage company and has not generated any revenues in 2004 and 2003.

General and Administrative Expenses:  During 2004, the Company incurred $687,075 in general and administrative expenses, an increase of 137% over 2003 expenses of $290,333. The increase is primarily attributable to increased research and development expenses and costs related to the Company’s ongoing shareholder and investor relations program for the purposes of increasing industry and investor awareness and enhancing the Company’s image in the investment and biotechnology fields.

Interest Income:  Interest income was $580 and $392 for the years ended December 31, 2004, and 2003, respectively. Interest earned in the future will be dependent on Company funding cycles and prevailing interest rates.

Provision for Income Taxes:  As of December 31, 2004, the Company's accumulated deficit was $14,795,044, and as a result, there has been no provision for income taxes to date.

Net Income:  For the year ended December 31, 2004, the Company recorded a net loss of $686,495 compared to net income of $289,941 for the same period in 2003. The increase is primarily attributable to research and development costs and investor relations services.

Liquidity and Capital Resources

At December 31, 2004, the Company had a cash balance of $337,538 compared to a cash balance of $97,646 at December 31, 2003.

During 2004, the Company used $675,884 of net cash from operating activities, as compared to $41,058 of net cash used in 2003 due to an increase in investor relations expenses and research and development costs.

Net cash provided by financing activities was $915,776 for 2004 compared to $0 for 2003. The Company has financed its operations primarily from cash on hand, through loans from shareholders and proceeds from warrant and stock option exercises.

Cooperative and License Agreements

On July 29, 2004, Phytomedical Technologies Corporation, a wholly owned subsidiary of PhytoMedical Technologies, Inc., entered into an exclusive worldwide licensing agreement with New York University (NYU) for certain patented inventions (“NYU Patents”) related to pharmacologically active elements of a muira puama plant extract and ion channel modulators from natural sources.

In consideration for the grant of the License, PhytoMedical Technologies Corporation agreed to:

- reimburse NYU for its patent costs incurred to date;

- pay to NYU a royalty of four percent (4%) of the net sales of all licensed products related to medical, pharmacological, therapeutic, prophylactic, nutritional and research applications of the muira puama extract;

- pay NYU twenty percent (20%) of the net sales for all other licensed products;

- pay NYU ten percent (10%) of all sublicense fees.

In connection with the licensing agreement, PhytoMedical Technologies Corporation granted to each of NYU and Dr. Bruce Cherksey, a NYU scientist and inventor of the NYU Patents, an option to acquire, for a period of two years from July 29, 2004, a number of shares equal to 12.5% of the outstanding common stock of PhytoMedical on a fully diluted basis.

This combined 25% equity position may not be diluted until a total of $1,825,000, after deduction of all related financing costs, has been invested to further develop the technology.  Thereafter, NYU and Dr. Cherksey will be diluted pari passu with other equity holders of PhytoMedical Technologies Corporation.

On December 1, 2004, Polyphenol Technologies Corporation, a wholly owned subsidiary of PhytoMedical Technologies, Inc., entered into a three year, three-way Cooperative Research and Development Agreement (CRADA) with the USDA's Agricultural Research Service (ARS) and Iowa State University (ISU). Polyphenol Technologies Corporation committed to providing $666,336 in research funding to the ARS and $186,865 to ISU under the following schedule:

ARS:

Year 1: $ 238,300 in 4 installments, the first of which is due to ARS within 30 days of signing of the CRADA, with the following three payments commencing at the hiring of appropriate research personnel  and at three month intervals thereafter;

Year 2: $ 210,531 in 4 quarterly installments, the first of which is due to ARS 3 months from the previous payment; and

Year 3: $ 217,505 in 4 quarterly installments, the first of which is due to ARS 3 months from the previous payment.

ISU:

Year 1: $ 60,000 to ISU in 4 quarterly installments, the first of which is due within 30 days of signing of the CRADA, with the following three payments commencing at the hiring of appropriate research personnel  and at three month intervals thereafter;

Year 2: $ 62,251 to ISU in 4 quarterly installments, the first of which is due to ISU 3 months from the previous payment; and

Year 3: $ 64,614 to ISU in 4 quarterly installments, the first of which is due to ISU 3 months from the previous payment.

All rights, title, and interest in any subject invention made solely by employee(s) of ARS shall be owned by ARS, solely by the Company are owned by the Company, solely by ISU are owned by ISU, owned jointly by any of three parties if made by any of those parties.

The Agreement or parts thereof, is subject to termination at any time by mutual consent.  Any party may unilaterally terminate the entire agreement at any time by giving the other parties written notice not less than sixty calendar days prior to the desired termination date.

Plan of Operation

Presently, through contract research organizations, the Company is working to isolate potentially active pharmacological elements in PhytoMedical's first plant derived compound, BDC-03, which has been successful in reducing body fat percentage, increasing lean muscle mass and lowering cholesterol in studies of growing animals.

Additionally, through a Cooperative Research and Development Agreement, PhytoMedical is working towards synthesizing the active components of several polyphenolic compounds found in cinnamon bark and characterizing their beneficial health effects in cell cultures systems, animals and ultimately humans.

The Company anticipates that its major shareholder will contribute sufficient funds to satisfy the cash needs of the Company through calendar year ending December 31, 2005, however, if necessary additional funds maybe provided by debt or equity financings.

Due to the "start up" nature of the Company's business, the Company expects to incur losses as the Company conducts its ongoing research and product development programs. We will require additional funding to continue our research and product development programs, to conduct preclinical studies and clinical trials, for operating expenses, to pursue regulatory approvals for our product candidates, for the costs involved in filing and prosecuting patent applications and enforcing or defending patent claims, if any, for any possible acquisitions or new technologies, and we may require additional funding to establish manufacturing and marketing capabilities in the future. We may seek to access the public or private equity markets whenever conditions are favorable. We may also seek additional funding through strategic alliances and other financing mechanisms. We cannot assure you that adequate funding will be available on terms acceptable to us, if at all. If adequate funds are not available, we may be required to curtail significantly one or more of our research or development programs or obtain funds through arrangements with collaborators or others. This may require us to relinquish rights to certain of our technologies or product candidates. To the extent that we are unable to obtain third-party funding for such expenses, we expect that increased expenses will result in increased losses from operations. We cannot assure you that we will successfully develop our products under development or that our products, if successfully developed, will generate revenues sufficient to enable us to earn a profit.

Going Concern

The Company has incurred net operating losses since inception. The Company faces all the risks common to companies in their early stages of development, including under capitalization and uncertainty of funding sources, high initial expenditure levels, uncertain revenue streams, and difficulties in managing growth. The Company’s recurring losses raise substantial doubt about its ability to continue as a going concern.  The Company’s financial statements do not reflect any adjustments that might result from the outcome of this uncertainty. The Company expects to incur losses from its business operations and will require additional funding during 2005. The satisfaction of our cash hereafter will depend in large part on the Company’s ability to successfully raise capital from external sources to pay for planned expenditures and to fund operations.

Related Party Transactions

Management, Consulting Fees and Stockholder Advances

In 2004, the Company incurred $11,700 (2003 - $29,000) in management and consulting fees to directors, of which $3,500 was to a director and major stockholder.  Included in accounts payable – related parties as at December 31, 2004, is management and consulting fees of $4,000 incurred in 2004 and $63,000 incurred in previous years.

Advances from stockholder – related party at December 31, 2004 is represented by $1,000 advanced by a director and majority stockholder to help pay for operating expenses. The advance is unsecured, and non-interest bearing.  Imputed interest on the advance has not been included in the financial statements because the amount is immaterial.

Notes payable

At a Board of Directors meeting held on September 10, 2004, the Company’s Board of Directors agreed to accept a loan of up to $1,000,000 from a director and major stockholder. Proceeds from the loan, which will be drawn down on an “as needed basis”, will be used to fund the Company’s research and product development programs, management fees, staff salaries, ongoing investor and public relations costs, legal and audit costs, and other working capital requirements.

On September 13, 2004, the Company drew down $250,000 from the loan commitment and issued an unsecured promissory note bearing interest at a rate of 7.50% per annum, due on September 13, 2005.

On December 31, 2004, the Company drew down an additional $250,000 from the loan commitment and issued an unsecured promissory note bearing interest at a rate of 8.25% per annum, due on December 31, 2005.

Accrued interest expense on the promissory notes of $4,688 for 2004 is included in accounts payable – related parties at December 31, 2004.

In December 2004, the same director and major stockholder of the Company paid $323,776 in investor relation fees on behalf of the Company.  For reimbursement, the Company issued an unsecured promissory note bearing interest at a rate of 8.50% per annum and due on September 1, 2006.

Common Stock and Warrants

Of the total warrants outstanding as at December 31, 2004, 7,000,000 warrants are held by the Company’s director and majority stockholder, and 14,285,714 are held by companies controlled by unaffiliated family members of the same director and majority stockholder of the Company.

Rent

The Company’s principal office is located at 1628 West First Avenue, Suite 216, Vancouver, British Columbia, Canada.  These premises are owned by a private corporation controlled by a director and majority stockholder. At present, the Company pays no rent. The fair value of the rent has not been included in the financial statements because the amount is immaterial.

ITEM 7.  FINANCIAL STATEMENTS

Index to Financial Statements

Independent Auditors’ Report from Moore Stephens Ellis Foster Ltd.

15

Balance Sheet as of December 31, 2004

16

Statements of Changes in Stockholders’ Equity for the period from inception to December 31, 2004

17

Statements of Operations for years ended December 31, 2004 and 2003, and for the period from inception to December 31, 2004

18

Statements of Cash Flows for the years ended December 31, 2004 and 2003,

and for the period from inception to December 31, 2004

19

Notes to the Financial Statements

20-27

MOORE STEPHENS

ELLIS FOSTER LTD.

 CHARTERED ACCOUNTANTS

1650 West 1st Avenue

Vancouver, BC  Canada   V6J 1G1

Telephone:  (604) 737-8117  Facsimile: (604) 714-5916

Website:   www.ellisfoster.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

PHYTOMEDICAL TECHNOLOGIES, INC.

(formerly Enterprise Technologies, Inc.)

& SUBSIDIARIES

We have audited the consolidated balance sheets of PhytoMedical Technologies, Inc. (formerly Enterprise Technologies, Inc.) & Subsidiaries (“the Company”) as at December 31, 2004 and the related consolidated statements of stockholders’ equity (deficiency), operations and cash flows for the years ended December 31, 2004 and 2003.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provide a reasonable basis for our opinion.

In our opinion, these consolidated financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2004 and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003 in conformity with generally accepted accounting principles in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has incurred significant recurring net losses resulting in a substantial accumulated deficit, which raise substantial doubt about its ability to continue as a going concern.  Management’s plans regarding these matters are also disclosed in Note 1 to the financial statements.  The ability to meet its future financing requirements and the success of future operations cannot be determined at this time.  These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Vancouver, Canada

“MOORE STEPHENS ELLIS FOSTER LTD.”

March 15, 2005

Chartered Accountants

PHYTOMEDICAL TECHNOLOGIES, INC.
(formerly Enterprise Technologies, Inc.)
& SUBSIDIARIES

Consolidated Balance Sheet
December 31, 2004
(Expressed in U.S. Dollars)
2004

ASSETS

Current assets
Cash and cash equivalents	$337,538

Total assets	$337,538

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable and accrued liabilities	$24,424
Accounts payable – related parties	71,687
Advances from stockholder – related party	1,000
Promissory notes - related party	823,776

Total liabilities	920,887

Stockholders' Deficiency
Preferred stock (authorized: 1,000,000 shares):
convertible series B, $0.25 par value
issued and outstanding: nil	-
Common stock: $0.00001 par value; Authorized: 300,000,000
issued and outstanding: 168,541,165	1,685
Additional paid-in capital	14,210,010
Accumulated deficit	(14,795,044)

Total stockholders' deficiency	(583,349)

Total liabilities and stockholders' deficiency	$337,538

Commitments and contingencies

The accompanying notes are an integral part of these financial statements.

PHYTOMEDICAL TECHNOLOGIES, INC.
(formerly Enterprise Technologies, Inc.)
& SUBSIDIARIES

Consolidated Statements of Stockholders' Equity (Deficiency)
Years Ended December 31, 2004 and 2003
(Expressed in U.S. Dollars)
								Total
						Compre-	Accumulated	stock-
			Additional	Accumulated		hensive	other	holders'
	Common shares		paid-in	earnings		income	comprehensive	equity
	Shares	Amount	capital	(deficit)		(loss)	income	(deficiency)

Balance, December 31, 2002	160,323,308	$1,603	$13,901,464	$(13,818,608)	$		$-	$84,459

Common stock issued for services rendered	900,000	9	215,991	-		-	-	216,000

Imputed interest	-	-	628	-		-	-	628

Loss, year ended December 31, 2003	-	-	-	(289,941)		(289,941)	-	(289,941)

Total comprehensive (loss)						$(289,941)

Balance, December 31, 2003	161,223,308	$1,612	$14,118,083	$(14,108,549)			$-	$11,146

Common stock issued upon exercise of
stock options, at $0.24 per share	175,000	2	41,998	-		-	-	42,000

Common stock issued upon exercise
of warrants, at $0.007 per share	7,142,857	71	49,929	-		-	-	50,000

Loss, year ended December 31, 2004	-	-	-	(686,495)		(686,495)	-	(686,495)

Total comprehensive (loss)						$(686,495)

Balance, December 31, 2004	168,541,165	$1,685	$14,210,010	$(14,795,044)			$-	$(583,349)

The accompanying notes are an integral part of these financial statements.

PHYTOMEDICAL TECHNOLOGIES, INC.
(formerly Enterprise Technologies, Inc.)
& SUBSIDIARIES

Consolidated Statements of Operations
Years Ended December 31, 2004 and 2003
(Expressed in U.S. Dollars)
	2004	2003

General and administrative expenses
Management and consulting fees - related parties	$11,700	$29,000
Investor relations	509,275	227,036
Other operating expenses	77,537	34,297
Research and development costs	88,563	-

Total general and administrative expenses	687,075	290,333

Operating (loss)	(687,075)	(290,333)

Interest income	580	392

Net (loss) for the year	$(686,495)	$(289,941)

Earnings (loss) per share
of common stock
- basic and diluted	$(0.00)	$(0.00)

Basic weighted average number
of common stocks outstanding
- basic and diluted	161,527,543	160,455,226

The accompanying notes are an integral part of these financial statements.

PHYTOMEDICAL TECHNOLOGIES, INC.
(formerly Enterprise Technologies, Inc.)
& SUBSIDIARIES

Consolidated Statements of Cash Flows
Years Ended December 31, 2004 and 2003
(Expressed in U.S. Dollars)
	2004	2003

Cash flows from (used in) operating activities
Net (loss) for the year	$(686,495)	$(289,941)
Adjustments to reconcile net (loss) to
net cash used in operating activities:
- common stock issued for services rendered	-	216,000
- imputed interest on payable to stockholder	-	628
Changes in non-cash working capital items:
- increase in accounts payable and accrued liabilities	10,611	32,255

Net cash flows used in operating activities	(675,884)	(41,058)

Cash flows provided by financing activities
Promissory note proceeds from a major stockholder	823,776	-
Proceeds from the issuance of common stocks	92,000	-

Net cash flows provided by financing activities	915,776	-

Increase (decrease) in cash and
cash equivalents	239,892	(41,058)

Cash and cash equivalents, beginning of year	97,646	138,704

Cash and cash equivalents, end of year	$337,538	$97,646

Supplemental non-cash investing and
financing activities:

Interest paid in cash	$-	$-
Common stock issued for services	$-	$216,000
Income taxes paid in cash	$-	$-

The accompanying notes are an integral part of these financial statements.

PHYTOMEDICAL TECHNOLOGIES, INC.

(formerly Enterprise Technologies, Inc.)

& SUBSIDIARIES

Notes to Consolidated Financial Statements

Years Ended December 31, 2004 and 2003

(Expressed in U.S. Dollars)

1.

Organization and Nature of Operations

Phytomedical Technologies, Inc. (formerly Enterprise Technologies, Inc.) (the “Company”), a Nevada Corporation, has an authorized capital of 301,000,000 shares of which 300,000,000 shares are $0.00001 par value common stock and 1,000,000 shares are $0.25 par value preferred stock.  On September 7, 2004, the Company changed its name to PhytoMedical Technologies, Inc.

PhytoMedical Technologies, Inc., together with its wholly owned subsidiaries, is an early stage research based biopharmaceutical company specializing in the discovery, development and eventual commercialization of innovative plant derived pharmaceutical and nutraceutical compounds targeting cachexia, obesity and diabetes.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. However, the Company has sustained substantial operating losses in recent years resulting in a substantial accumulated deficit.  In view of these matters, realization of a major portion of the assets in the accompanying balance sheet is dependent upon the continued operations of the Company, which in turn is dependent upon the Company’s ability to meet its financing requirements, and the success of its future operations.

To meet these objectives, the Company plans to seek additional equity and expects to raise funds through private or public equity investment in order to support existing operations and expand the range and scope of its business. There is no assurance that such additional funds will be available for the Company on acceptable terms, if at all. Management believes that actions presently taken to revise the Company’s operating and financial requirements provide the opportunity for the Company to continue as a going concern. The Company’s ability to achieve these objectives cannot be determined at this time.

2.

Significant Accounting Policies

(a)

Principles of Accounting

These financial statements are stated in U.S. Dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America.

(b)

Principles of Consolidation

The consolidated financial statements include the accounts of PhytoMedical Technologies, Inc. and its wholly owned subsidiaries, PhytoMedical Technologies Corporation, incorporated on March 9, 2004 and Polyphenol Technologies Corporation, incorporated on August 24, 2004, both Nevada corporations.  All significant intercompany transactions and balances have been eliminated.

(c)

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management makes its best estimate of the ultimate outcome for these items based on historical trends and other information available when the financial statements are prepared. Changes in estimates are recognized in accordance with the accounting rules for the estimate, which is typically in the period when new information becomes available to management. Actual results could differ from those estimates.

(d)

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents. The Company did not have any cash equivalents for the year ended December 31, 2004.

(e)

Research and Development Costs

Research and development costs are expensed as incurred.

(f)

Fair Value of Financial Instruments

Fair value of financial instruments are made at a specific point in time, based on relevant information about financial markets and specific financial instruments.  As these estimates are subjective in nature, involving uncertainties and matters of significant judgement, they cannot be determined with precision.  Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash and cash equivalents, accounts payable and accrued liabilities, accounts payable – related parties approximate their fair value because of the short-term nature of these instruments. The Company places its cash and cash equivalents with high credit quality financial institutions.

The Company operates outside of the United States of America and is exposed to foreign currency risk due to the fluctuation between the currency in which the Company operates in and the U.S. dollar.

(g)

Advertising Expenses

The Company expensed advertising costs as incurred. The Company did not incur any advertising costs during the years ended December 31, 2004 and 2003.

(h)

Impairment and Disposal of Long-Lived Assets

Long-lived assets are reviewed for impairment when circumstances indicate the carrying value of an asset may not be recoverable in accordance with the  guidance established in Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets.  For assets that are to be held and used, an impairment loss is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value. Fair values are determined based on discounted cash flows or internal and external appraisals, as applicable. Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value.

(i)

Income Taxes

The Company accounts for income taxes under the provisions of SFAS No. 109, “Accounting for Income Taxes.” Under SFAS No. 109, deferred income tax assets and liabilities are computed for differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary, to reduce deferred income tax assets to the amount expected to be realized.

(j)

Earnings (Loss) Per Share

Basic earnings (loss) per share is based on the weighted average number of common shares outstanding. Diluted earnings (loss) per share is based on the weighted average number of common shares outstanding and dilutive common stock equivalents. Basic earnings (loss) per share is computed by dividing income (loss)  (numerator) applicable to common stockholders by the weighted average number of common stocks outstanding (denominator) for the period. All earnings (loss) per share amounts in the financial statements are basic earnings (loss) per share, as defined by SFAS No. 128, “Earnings Per Share.” Diluted earnings (loss) per share does not differ materially from basic earnings per share for all periods presented. Convertible securities that could potentially dilute basic earnings (loss) per share in the future, such as options and warrants, are not included in the computation of diluted earnings (loss) per share because to do so would be antidilutive.

(k)

Stock-Based Compensation

The Company accounts for employee stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees.” Compensation cost for stock options, if any, is measured as the excess of the quoted market price of the Company’s stock at the date of grant over the amount an employee must pay to acquire the stock. SFAS No.123, “Accounting for Stock-Based Compensation,” established accounting and disclosure requirements using a fair-value-based method of accounting for stock-based employee compensation plans. The Company has elected to remain on its current method of accounting as described above, and has adopted the disclosure requirements of SFAS No. 123.

(l)

Comprehensive Income (Loss)

The Company has adopted Statement of Financial Accounting Standards No. 130 (SFAS 130), Reporting Comprehensive Income, which establishes standards for reporting and display of comprehensive income, its components and accumulated balances.  The Company is disclosing this information on its Statements of Stockholders' Equity (Deficiency).  Comprehensive income (loss) comprises equity except those resulting from investments by owners and distributions to owners.

(m)

Foreign Currency Translation

The Company maintains both U.S. Dollar and Canadian Dollar bank accounts at a financial institution in Canada. Foreign currency transactions are translated into their functional currency, which is U.S. Dollar, in the following manner:

At the transaction date, each asset, liability, revenue and expense is translated into the functional currency by the use of the exchange rate in effect at that date. At the period end, monetary assets and liabilities are translated into U.S. Dollars by using the exchange rate in effect at that date. Transaction gains and losses that arise from exchange rate fluctuations are included in the results of operations.

(n)

Accounting for Derivative Instruments and Hedging Activities

The Company adopted Statement of Financial Accounting Standards Board No. 133 (SFAS 133), Accounting for Derivative Instruments and Hedging Activities,  which requires companies to recognize all derivatives contracts as either assets or liabilities in the balance sheet and to measure them at fair value.  If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction.  For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

The Company has not entered into derivative contracts either to hedge existing risks or for speculative purposes.  The option of this pronouncement does not have an impact on the Company’s financial statements.

(o)

Intangible Assets

The Company adopted the Statement of Financial Accounting Standards No. 142 (SFAS 142), Goodwill and Other Intangible Assets”, which requires that goodwill and intangible assets with indefinite life are not amortized but rather tested at least annually for impairment.  Intangible assets with a definite life are required to be amortized over its useful life or its estimated useful life.

As at December 31, 2004, the Company did not have any goodwill or intangible assets with indefinite or definite life.

(p)

Related Party Transactions

A related party is generally defined as (i) any person that holds 10% or more of the Company’s securities and their immediate families, (ii) the Company’s management, (iii) someone that directly or indirectly controls, is controlled by or is under common control with the Company, or (iv) anyone who can significantly influence the financial and operating decisions of the Company. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties (See Note 3).

(q)

New Accounting Pronouncements

In November 2004, the FASB issued SFAS No. 151, “Inventory Costs-an amendment of ARB No. 43, Chapter 4”, which is the result of the FASB’s project to reduce differences between U.S. and international accounting standards. SFAS No. 151 requires idle facility costs, abnormal freight, handling costs, and amounts of wasted materials (spoilage) be treated as current-period costs. Under this concept, if the costs associated with the actual level of spoilage or production defects are greater than the costs associated with the range of normal spoilage or defects, the difference would be charged to current-period expense, not included in inventory costs. SFAS No. 151 will be effective for inventory costs incurred during fiscal years beginning after June 15, 2005.  The adoption of SFAS No. 151 will not have a material impact on the Company’s financial statements.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB No. 29, Accounting for Nonmonetary Transactions. SFAS No. 153 requires exchanges of productive assets to be accounted for at fair value, rather than at carryover basis, unless (1) neither the asset received nor the asset surrendered has a fair value that is determinable within reasonable limits or (2) the transactions lack commercial substance. SFAS 153 is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. The adoption of FASB No. 153 will not have a material impact on the Company’s financial statements.

In December 2004, the FASB issued SFAS No. 123(R), "Accounting for Stock-Based Compensation". SFAS 123(R) establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS 123(R) requires that the fair value of such equity instruments be recognized as expense in the historical financial statements as services are performed. Prior to SFAS 123(R), only certain pro-forma disclosures of fair value were required. SFAS 123(R) shall be effective for the Company as of the beginning of the first interim or annual reporting period that begins after December 15, 2005. The adoption of FASB No. 123(R), will not have a material impact on the Company’s financial statements.

3.

Related Party Transactions

(a)

Management, Consulting Fees and Stockholder Advances

In 2004, the Company incurred $11,700 (2003 - $29,000) in management and consulting fees to directors, of which $3,500 was to a director and major stockholder.  Included in accounts payable – related parties as at December 31, 2004 is management and consulting fees of $4,000 incurred in 2004 and $63,000 incurred in previous years.

Advances from stockholder – related party at December 31, 2004 is represented by $1,000 advanced by a director and majority stockholder to help pay for operating expenses. The advance is unsecured, and non-interest bearing.  Imputed interest on the advance has not been included in the financial statements because the amount is immaterial.

(b)

Notes payable

At a Board of Directors meeting held on September 10, 2004, the Company’s Board of Directors agreed to accept a loan of up to $1,000,000 from the same director and major stockholder in Note 3(a).  Proceeds from the loan, which will be drawn down on a “as needed basis”, will be used to fund the Company’s research and development commitment, management fees, staff salaries, investor and public relations costs, legal and audit costs, and other ongoing working capital requirements.

On September 13, 2004, the Company drew down $250,000 from the loan commitment and issued an unsecured promissory note bearing interest at a rate of 7.50% per annum, due on September 13, 2005.

On December 31, 2004, the Company drew down an additional $250,000 from the loan commitment and issued an unsecured promissory note bearing interest at a rate of 8.25% per annum, due on December 31, 2005.

Accrued interest expense on the promissory notes of $4,688 for 2004 is included in accounts payable – related parties at December 31, 2004.

In December 2004, the same director and major stockholder of the Company paid $323,776 in investor relation fees on behalf of the Company.  For reimbursement, the Company issued an unsecured promissory note bearing interest at a rate of 8.50% per annum and due on September 1, 2006.

(c)

Common Stock and Warrants

Of the total warrants outstanding as at December 31, 2004 (see Note 4), 7,000,000 warrants are held by the Company’s director and majority stockholder, and 14,285,714 are held by companies controlled by unaffiliated family members of the same director and majority stockholder of the Company.

(d)

Rent

The Company’s principal office is located at 1628 West First Avenue, Suite 216, Vancouver, British Columbia, Canada.  These premises are owned by a private corporation controlled by a director and majority stockholder. At present, the Company pays no rent. The fair value of the rent has not been included in the financial statements because the amount is immaterial.

4.

Warrants

In December 2004, 7,142,857 warrants were exercised into common share for total proceeds of $50,000.

Share purchase warrants outstanding as at December 31, 2004:

Number of Warrants	Exercise Price	Expiry Date
4,000,000	$0.05	January 10, 2005
3,000,000	$0.05	March 1, 2005
14,285,714	$0.007	September 20, 2005
21,285,714

Each warrant entitles the holder to acquire one common share of the Company.

5.

Stock Options

On July 12, 2001, the Company approved its 2001 Stock Option Plan, which has 10,000,000 shares reserved for issuance thereunder, all of which were registered under Form S-8 on October 2, 2003. The objective of this plan is to attract and retain the best personnel, providing for additional performance incentives and promoting the success of the Company by providing individuals the opportunity to acquire common stock.

The Company did not grant any stock options in fiscal year 2004.

On September 22, 2003, the Company’s Board of Directors granted Non-Statutory Stock Options under the 2001 Stock Option Plan to three employees to purchase 4,750,000 common shares at price of $0.24 per share, the closing price of the Company’s shares on September 22, 2003. The options shall become exercisable in two equal installments of fifty percent (50%), with the first installment becoming exercisable upon issuance and the balance becoming exercisable on September 22, 2004. Each stock option entitles the holder to acquire one common share of the Company

Summary of employee stock option information for the period ended December 31, 2004 is as follows:

	Stocks	Weighted Average Exercise Price

Options outstanding as at December 31, 2002	90,000	$ 4.97
Cancelled	(90,000)	$ (4.97)
Granted	4,750,000	$ 0.24
Options outstanding and exercisable as at December 31, 2003	4,750,000	$ 0.24
Exercised	(175,000)	$ 0.24
Options outstanding and exercisable as at December 31, 2004	4,575,000	$ 0.24

The weighted average remaining contractual life of the outstanding stock options at December 31, 2004 is 8.70 years.

Had compensation expense for the Company's stock-based compensation plans been determined under SFAS No. 123, based on the fair market value at the grant dates, the Company's pro forma net loss and pro forma net loss per stock would have been reflected as follows:

	2004	2003
Net income (loss):
As reported	$(686,495)	$(289,941)
Stock-based employee compensation
expense as determined under the
fair value based method	(379,740)	(665,260)
Pro-forma	$(1,066,235)	$(955,201)
Net income (loss) per stock – basic and diluted:
As reported	$(0.00)	$(0.00)
Pro-forma	$(0.01)	$(0.01)

The weighted average fair value of the options granted in 2003 was estimated at $0.24 by using the Black-Scholes Option Pricing Model with the following weighted average assumptions: dividend yield of 0%, expected volatility of 159%, risk-free interest rates of 3.5%, and expected lives of five years.

6.

Income Taxes

There is no current or deferred tax expense for the years ended December 31, 2004 and 2003, due to the Company's loss position. The Company has fully reserved for any benefits of these losses. The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company's ability to generate taxable income within the net operating loss carryforward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes and has recorded a 100% valuation allowance against the deferred tax asset.

The income tax effect, utilizing a 34% income tax rate, of temporary differences comprising the deferred tax assets and deferred tax liabilities is a result of the following:

2004
Deferred tax asset:
Net operating loss carryforwards	$4,915,000
Valuation allowance	(4,915,000)
Net deferred tax asset	$-

The Company has available net operating loss carryforwards of approximately $14,456,000 for tax purposes to offset future taxable income, which expires commencing 2008 through to the year 2024. Pursuant to the Tax Reform Act of 1986, annual utilization of the Company’s net operating loss carryforwards may be limited if a cumulative change in ownership of more than 50% is deemed to occur within any three-year period.

A reconciliation between the statutory federal income tax rate (34%) and the effective rate of income tax expense for each of the years during the period ended December 31 follows:

2004
%
Statutory federal income tax rate	(34.0)%
Valuation allowance	34.0%
Effective income tax rate	0.0%

7.

Option Purchase and Rights Agreement

On July 29, 2004, the Company, through its wholly owned subsidiary Phytomedical Technologies Corporation, entered into an exclusive world-wide licensing agreement with New York University (NYU) for certain patented inventions (“NYU Patents”) related to pharmacologically active elements of a muira puama plant extract and ion channel modulators from natural sources.

In consideration for the grant of the License, Phytomedical has agreed to:

(1)

reimburse NYU for its patent costs incurred to date ($1,305 paid in 2004);

(2)

pay to NYU a royalty of four percent (4%) of the net sales of all licensed products related to medical, pharmacological, therapeutic, prophylactic, nutritional and research applications of the muira puama extract;

(3)

pay NYU twenty percent (20%) of the net sales for all other licensed products;

(4)

pay NYU ten percent (10%) of all sublicense fees.

In connection with the licensing agreement, PhytoMedical Technologies Corporation granted to each of NYU and a NYU scientist/inventor of the NYU Patents, an option to acquire, for a period of July 29, 2004 to July 29, 2006, a number of shares equal to 12.5% of the outstanding common stock of Phytomedical Technologies Corporation on a fully diluted basis.

8.

Co-operative Research Agreement

On December 1, 2004, the company, through its wholly owned subsidiary, Polyphenol Technologies Corporation, entered a three-way Co-operative Research and Development Agreement (the “Agreement”) with the United States Department of Agriculture’s Agricultural Research Service (“ARS”) and Iowa State University (“ISU”), and committed total payments of $666,336 and $186,865 to ARS and ISU, respectively, over three-year period from November 1, 2004 to October 31, 2007.

The payment schedule to ARS is as follows:

(1)

Year 1: $238,300 in four instalments, the first of which is due within 30 days of signing of this agreement (paid) and with the following three payments commencing at the hiring of post-doctoral research associates for this Agreement and at three month intervals thereafter;

(2)

Year 2: $210,531 in four quarterly instalments, the first of which is due three months from the previous payment, and;

(3)

Year 3: $217,505 in four quarterly instalments, the first of which is due three months from the previous payment.

The payment schedule to ISU is as follows:

(1)

Year 1: $60,000 in four instalments, the first of which is due within 30 days of signing of this agreement (paid) and with the following three payments commencing at the hiring of the post-doctoral research associates for this Agreement and at three month intervals thereafter;

(2)

Year 2: $62,251 in four quarterly instalments, the first of which is due three months from the previous payment, and;

(3)

Year 3: $64,614 in four quarterly instalments, the first of which is due three months from the previous payment.

All rights, title, and interest in any subject invention made solely by employee(s) of ARS shall be owned by ARS, solely by the Company are owned by the Company, solely by ISU are owned by ISU, owned jointly by any of three parties if made by any of those parties.

The Agreement or parts thereof, is subject to termination at any time by mutual consent.  Any party may unilaterally terminate the entire agreement at any time by giving the other parties written notice not less than sixty calendar days prior to the desired termination date.

9.

Subsequent events

(a)

On March 1, 2005, the Company entered into a Market Access Services Agreement (the “Agreement”) with National InfoSystemes Inc., the Company’s investor and media relations consultant, for a monthly fee of $8,080 (Cdn$10,500) for a one year term.

(b)

On February 28, 2005, The Company entered into 10 year NonStatutory Stock Option Agreements with two employees where the employees are granted stock options to acquire up to 5,500,000 shares of common stock of the Company, at an exercise price of $0.96 per share, vesting immediately, and expire ten years from date of grant.

ITEM 8: CHANGE IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

We have had no disagreements with our certified public accountants with respect to accounting practices, procedures or financial disclosure.

ITEM 8a: CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

It is the  Chief  Executive  Officer’s  and the Principal Financial  Officer’s responsibility  to ensure that we maintain  disclosure  controls and  procedures designed  to  provide  reasonable  assurance  that  material  information,  both financial and non-financial, and other information required under the securities laws to be disclosed is identified and  communicated  to senior  management on a timely  basis.  Our disclosure   controls and procedures include periodic management meetings to ensure communication of reportable events, receipt of ongoing advice from legal council and outside auditors on new legislation and updating, if required, the Company’s disclosure controls and procedures.

Changes in Internal Controls

During the fourth quarter of fiscal 2004, the management of the Company, including the Chief Executive Officer and the Principal Financial Officer, evaluated the Company’s disclosure controls and procedures. Under rules promulgated by the SEC, disclosure controls and procedures are defined as those "controls or other procedures of an issuer that are designed to ensure that information required to be  disclosed by the issuer in the reports  filed or  submitted by it under the Exchange Act is recorded,  processed,  summarized and reported, within the time periods  specified  in the  Commission’s  rules and  forms."  There have been no significant changes in internal controls, or in factors that could significantly affect internal controls, subsequent to the date that management, including the Chief Executive Officer and the Principal Financial Officer, completed their evaluation.

ITEM 9: DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Set forth below is certain information regarding each of the directors and officers of the Company:

INDY S. PANCHI (Age 40).  CEO, President, Director.  Mr. Indy S. Panchi, received his Bachelor’s degree in Business and Finance from Manchester University in June 1990 and acquired a Post Graduate Diploma in Management Studies from the University of Central England two years later (June, 1992).  In October 1992, he joined the Executive Agency of the Department of Trade and Industry’s British Insolvency Service.   In February 1998, Mr. Panchi was awarded an Executive Officer position with the British Foreign Office’s, Trade Partners UK (formerly, British Trade International).  From June 2000 to March 2001, Mr. Panchi was self-employed as a business consultant, offering business development and market analysis consulting services to private companies, public corporations and start-up ventures.  From April 2001 to July 2002, Mr. Panchi accepted a position with Kanester Johal, a firm affiliated with Kingston Sorel International. From July 2002 to September 2003, Mr. Indy Panchi joined BDO Dunwoody Ltd., the world’s fifth largest multinational accounting, insolvency and consulting organization.  From September 2003 to April 2004, Mr. Panchi tenured at Deloitte & Touche LLP, a member firm of Deloitte Touche Tohmatsu and a world leader in professional services, serving more than one-half of the world's largest companies in 140-plus countries.  Since May 2004, Mr. Indy Panchi has been self-employed as a business consultant to numerous corporations, recently leveraging his years of experience in insolvency administration, business development and international trade and commerce in the development of his real estate consultancy practice at Sutton Group, an organization reporting more than $10 billion in annual real estate transactions.  Mr. Panchi joined the Company as a Director and its President and Chief Executive Officer on September 22, 2003.

DEREK J. COOPER (Age 27).  Secretary, Treasurer, Director.  Mr. Derek J. Cooper earned his Bachelor of Science degree in Physics at the University of British Columbia in May 2001, specializing in solid state and optics, and initiated further studies in Geological Engineering in September, the same year.  From April 2002 through January 2003, Mr. Cooper tenured at the diversified mining and metals giant Teck-Cominco, where he co-designed and commissioned a hydrometallurgy extraction process for molybdenum.  Subsequently, from January 2003 thru September 2003, Mr. Derek Cooper joined Syncrude Canada Ltd., the world’s largest producer of crude oil from oil sands and the largest single source producer in Canada.  While continuing to pursue his Applied Sciences degree in Geological Engineering, from June 2004 thru September 2004 Mr. Cooper successfully completed a near-term engineering-exploration contract with Stealth Minerals Ltd., a publicly traded precious metals exploration company.  Currently, Mr. Derek Cooper continues to further his applied sciences (engineering) studies. Mr. Cooper joined the Company as Secretary, Treasurer and Director on September 22, 2003.

HARMEL S. RAYAT, (Age 43). Chairman, Director. Mr. Rayat has been in the venture capital industry since 1981. Between January 1993 and April 2001, Mr. Rayat served as the president of Hartford Capital Corporation, a company that provides financial consulting services to emerging growth corporations. From April 2001 through January 2002, Mr. Rayat acted as an independent consultant advising small corporations. Since January 2002, Mr. Rayat has been president of Montgomery Asset Management Corporation, a privately held firm providing financial consulting services to emerging growth corporations. Mr. Rayat is also a Director of Entheos Technologies, Inc., HepaLife Technologies, Inc. and eDeal.net, Inc. Mr. Rayat has served as a Director of the Company since December 4, 2000.

On October 23, 2003, Mr. Harmel S. Rayat, EquityAlert.com, Inc., Innotech Corporation and Mr. Bhupinder S. Mann, a former part-time employee of the Company, collectively the respondents, consented to a cease-and-desist order pursuant to Section 8A of the Securities Act of 1933. Without admitting or denying the findings of the Securities and Exchange Commission related to the public relation and stock advertising activities of EquityAlert.com, Inc. and Innotech Corporation, the respondents agreed to cease and desist from committing or causing any violations and any future violations of Section 5(a) and 5(c) of the Securities Act of 1933.  EquityAlert.com, Inc. and Innotech Corporation agreed to pay disgorgement and prejudgment interest of $31,555.14. On August 8, 2000, Mr. Harmel S. Rayat and EquityAlert.com, Inc., without admitting or denying the allegations of the Securities and Exchange Commission that EquityAlert.com, Inc did not disclose certain compensation received by it in connection with stock advertisements and promotions, consented to the entry of a permanent injunction enjoining them from violating Section 17(b) of the Securities Act of 1933; in addition, each agreed to pay a civil penalty of $20,000.

Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("the Commission"). Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to Section 16(a). Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during fiscal 2004 the Section 16(a) filing requirements applicable to its directors and executive officers were satisfied.

ITEM 10:  EXECUTIVE COMPENSATION

Remuneration and Executive Compensation

The following table shows, for the three-year period ended December 31, 2004, the cash compensation paid by the Company, as well as certain other compensation paid for such year, to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers. Except as set forth on the following table, no executive officer of the Company had a total annual salary and bonus for 2004 that exceeded $100,000.

Summary Compensation Table

Securities

Underlying

Name and

Options

All Other

Principal Position               Year

Salary

Bonus

Other

Granted

Compensation

Harmel S. Rayat (1)

2004

 $0

$0

$3,500

0

$0

Chairman, Director

2003

 $27,000

$0

$0

0

$0

2002

 $144,000

$0

$0

0

$0

Indy Panchi

2004

 $0

$0

$4,700

0

$0

CEO, President,

2003

 $0

$0

$1,150

0

$0

Director

2002

 $0

$0

$0

0

$0

Derek Cooper,

2004

 $0

$0

$3,500

0

$0

Secretary, Treasurer,

2003

 $0

$0

$850

0

$0

Director

2002

 $0

$0

$0

0

$0

(1) In 2004, the Company incurred $11,700 (2003 - $29,000) in management and consulting fees to directors, of which $3,500 was to a director and major stockholder.  Included in accounts payable – related parties as at December 31, 2004, is management and consulting fees of $4,000 incurred in 2004 and $63,000 incurred in previous years.

Stock Option Grants in Last Fiscal Year

Shown below is further information regarding employee stock options awarded during 2004 to the named officers and directors:

Number of

% of Total

Securities

Options Granted

Underlying

to Employees

   Exercise

  Expiration

Name

Options

in 2004

   Price ($/sh)

  Date

Harmel Rayat

0

0

n/a

n/a

Indy Panchi

0

0

n/a

n/a

Derek Cooper

0

0

n/a

n/a

Aggregated Option Exercises During Last Fiscal Year and Year End Option Values

The following table shows certain information about unexercised options at year-end with respect to the named officers and directors:

Common Shares Underlying Unexercised         Value of Unexercised In-the-money

Options on December 31, 2004

Options on December 31, 2004

Name

    Exercisable

    Unexercisable

       Exercisable

      Unexercisable

Harmel Rayat

0

0

0

0

Indy Panchi

0

0

0

0

Derek Cooper

0

0

0

0

Changes in Control

There are no understandings or agreements, aside from the transaction completed and described under “Certain Relationships and Related Transactions,” known by management at this time which would result in a change in control of the Company.  If such transactions are consummated, of which there can be no assurance, the Company may issue a significant number of shares of capital stock which could result in a change in control and/or a change in the Company’s current management.

ITEM 11:  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 29, 2005, the beneficial ownership of the Company's Common Stock by each director and executive officer of the Company and each person known by the Company to beneficially own more than 5% of the Company's Common Stock outstanding as of such date and the executive officers and directors of the Company as a group.

Number of Shares

Person or Group

of Common Stock

Percent

Harmel S. Rayat (1)

  129,361,471

77%

216-1628 West First Avenue

Vancouver, B.C. V6J 1G1 Canada

Indy Panchi

                    0

0%

216-1628 West First Avenue

Vancouver, B.C.  V6J 1G1 Canada

Derek Cooper

           17,000

0%

216-1628 West First Avenue

Vancouver, B.C.  V6J 1G1 Canada

Directors and Executive Officers

  129,378,471

77%

as a group (3 persons)

(1) Includes 31,300 shares held by Tajinder Chohan, Mr. Rayat's wife. Additionally, other members of Mr. Rayat's family hold shares and share purchase warrants. Mr. Rayat disclaims beneficial ownership of the shares and share purchase warrants beneficially owned by his wife and other family members.

ITEM 12:  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

Management, Consulting Fees and Stockholder Advances

In 2004, the Company incurred $11,700 (2003 - $29,000) in management and consulting fees to directors, of which $3,500 was to a director and major stockholder.  Included in accounts payable – related parties as at December 31, 2004 is management and consulting fees of $4,000 incurred in 2004 and $63,000 incurred in previous years.

Advances from stockholder – related party at December 31, 2004 is represented by $1,000 advanced by a director and majority stockholder to help pay for operating expenses. The advance is unsecured, and non-interest bearing.  Imputed interest on the advance has not been included in the financial statements because the amount is immaterial.

Notes payable

At a Board of Directors meeting held on September 10, 2004, the Company’s Board of Directors agreed to accept a loan of up to $1,000,000 from a director and major stockholder. Proceeds from the loan, which will be drawn down on an “as needed basis”, will be used to fund the Company’s research and development commitment, management fees, staff salaries, ongoing investor and public relations costs, legal and audit costs, and other working capital requirements.

On September 13, 2004, the Company drew down $250,000 from the loan commitment and issued an unsecured promissory note bearing interest at a rate of 7.50% per annum, due on September 13, 2005.

On December 31, 2004, the Company drew down an additional $250,000 from the loan commitment and issued an unsecured promissory note bearing interest at a rate of 8.25% per annum, due on December 31, 2005.

Accrued interest expense on the promissory notes of $4,688 for 2004 is included in accounts payable – related parties at December 31, 2004.

In December 2004, the same director and major stockholder of the Company paid $323,776 in investor relation fees on behalf of the Company.  For reimbursement, the Company issued an unsecured promissory note bearing interest at a rate of 8.50% per annum and due on September 1, 2006.

Common Stock and Warrants

Of the total warrants outstanding as at December 31, 2004, 7,000,000 warrants are held by the Company’s director and majority stockholder, and 14,285,714 are held by companies controlled by unaffiliated family members of the same director and majority stockholder of the Company.

Rent

The Company’s principal office is located at 1628 West First Avenue, Suite 216, Vancouver, British Columbia, Canada.  These premises are owned by a private corporation controlled by a director and majority stockholder. At present, the Company pays no rent. The fair value of the rent has not been included in the financial statements because the amount is immaterial.

ITEM 13:  EXHIBITS AND REPORTS ON FORM 8-K

(a)  The following exhibits are filed as part of this Annual Report:

31.1

Certification of the Chief Executive Officer pursuant to Rule 13a-14(a)

31.2

Certification of the Chief Financial Officer pursuant to Rule 13a-14(a)

32.1

Certification by the Chief Executive Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

32.2

Certification by the Chief Financial Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(b)  During the Company’s fourth fiscal quarter, the following reports were filed on Form 8-K:

October 14, 2004:  PhytoMedical Technologies, Inc. issued a news release to announce its intention to continue development of its proprietary ‘BDC-03’ compound, targeting Cachexia - a gravely deteriorating ‘human wasting’ condition prominent in both cancer and HIV/AIDS.

December 2, 2004:  Polyphenol Technologies Corporation, a wholly owned subsidiary of Phytomedical Technologies, Inc., entered into a three-way Cooperative Research and Development Agreement (CRADA) with the USDA's Agricultural Research Service (ARS) and Iowa State University.

December 2, 2004:  PhytoMedical Technologies, Inc. issued a news release to announce its plans to expand its research and development efforts into two of the leading causes of mortality today - obesity and diabetes.

December 9, 2004:  PhytoMedical Technologies, Inc. issued a news release to announce its three-way Cooperative Research and Development Agreement (CRADA) with the USDA's Agricultural Research Service (ARS) and Iowa State University.

ITEM 14: PRINCIPAL ACCOUNTANT FEES AND SERVICES

The firm of Moore Stephens Ellis Foster Ltd. currently serves as the Company's independent accountants.  The Board of Directors of the Company, in its discretion, may direct the appointment of different public accountants at any time during the year, if the Board believes that a change would be in the best interests of the stockholders.  The Board of Directors has considered the audit fees, audit-related fees, tax fees and other fees paid to the Company's accountants, as disclosed below, and had determined that the payment of such fees is compatible with maintaining the independence of the accountants.

Audit Fees:  The aggregate  fees,  including  expenses,  billed by the Company's principal accountant in connection with the audit of our consolidated  financial statements  for the most recent  fiscal year and for the review of our financial information  included in our Annual  Report on Form  10-KSB;  and our  quarterly reports on Form  10-QSB  during the fiscal  years  ending  December  31, 2004 and December 31, 2003 were $7,686 and $8,617.

Tax fees: The aggregate fees billed to the Company for tax compliance, tax advice and tax planning by the Company’s principal accountant for fiscal 2004 and 2003 were $0.

All Other Fees: The aggregate  fees,  including  expenses,  billed for all other services  rendered to the Company by its principal  accountant  during year 2004 and 2003 were $0.

The Company does not currently have an audit committee.

SIGNATURES

Pursuant to the requirements of Sections 13 or 15 (d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned,  thereunto duly  authorized on this 29th day of March, 2005.

PhytoMedical Technologies, Inc.

/s/ Indy Panchi

Indy Panchi

Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons  on  behalf of the registrant and in capacities and on the dates indicated.

Signature

Title

Date

/s/ Indy Panchi

Director , President,

March 29, 2005

Indy Panchi

Chief Executive Officer

/s/ Harmel S. Rayat

Director

March 29, 2005

Harmel S. Rayat

/s/ Derek Cooper

Director, Secretary/Treasurer,

March 29, 2005

Derek Cooper

Principal Financial Officer

Exhibit 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Indy Panchi, certify that:

(1)	I have reviewed this annual report on Form 10-KSB of PhytoMedical Technologies, Inc. (the “registrant”);

(2)

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3)

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

(4)

The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)

Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

(5)

The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

(a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 29, 2005	By:	/s/ Indy Panchi
Indy Panchi President and Chief Executive Officer

Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Derek Cooper, certify that:

(1)	I have reviewed this annual report on Form 10-KSB of PhytoMedical Technologies, Inc. (the “registrant”);

(2)

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3)

Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

(4)

The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the small business issuer and have:

(a)

Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)

Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

(c)

Evaluated the effectiveness of the small business issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(d)

Disclosed in this report any change in the small business issuer's internal control over financial reporting that occurred during the small business issuer's most recent fiscal quarter (the small business issuer's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer's internal control over financial reporting; and

(5)

The small business issuer's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer's auditors and the audit committee of the small business issuer's board of directors (or persons performing the equivalent functions):

(a)

All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 29, 2005	By:	/s/ Derek Cooper
Derek Cooper Principal Financial Officer

Exhibit 32.1

Certification by the Chief Executive Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of PhytoMedical Technologies, Inc. (the “Company”) on the Form 10-KSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Indy Panchi, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(i)

the Report filed by the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)

The information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

PHYTOMEDICAL TECHNOLOGIES, INC.

Date: March 29, 2005	By:	/s/ Indy Panchi
Indy Panchi President and Chief Executive Officer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 32.2

Certification by the Chief Financial Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of PhytoMedical Technologies, Inc. (the “Company”) on the Form 10-KSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Derek Cooper, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(i)

the Report filed by the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)

The information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

PHYTOMEDICAL TECHNOLOGIES, INC.

Date: March 29, 2005	By:	/s/ Derek Cooper
Derek Cooper Principal Financial Officer

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.